UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08549

Oak Associates Funds

(Exact name of registrant as specified in charter)

101 Federal Street, Boston, Massachusetts 02110

(Address of principal executive offices) (Zip code)

Leslie Manna

Oak Associates, ltd.

3875 Embassy Parkway, Suite 250

Akron, Ohio 44333-8334

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-888-462-5386

Date of fiscal year end:    October 31

Date of reporting period: November 1, 2010 – October 31, 2011

Item 1. Reports to Stockholders.

ANNUAL REPORT | October 31, 2011

OAK
ASSOCIATES FUNDS

OVER 25 years OF GROWTH INVESTING

White Oak Select Growth Fund | WOGSX
Pin Oak Equity Fund | POGSX
Rock Oak Core Growth Fund | RCKSX
River Oak Discovery Fund | RIVSX
Red Oak Technology Select Fund | ROGSX
Black Oak Emerging Technology Fund | BOGSX
Live Oak Health Sciences Fund | LOGSX

Oak Associates, ltd., advisor to the Oak Associates Funds, has been managing growth-oriented portfolios for over 25 years.

We appreciate the many long-term shareholders who invest alongside us in the Oak Associates Funds. Employees and their families are among the largest shareholders in the funds. Here are our core investment philosophies.

Long-term focus

To us, the appeal of an investment is driven by the long-term fundamentals of the company and its opportunity set, rather than short-term trading factors. We believe that this long-term mindset is increasingly valuable in today’s short-term oriented market.

Concentrated portfolios

We construct our portfolios with our best ideas, which means that our favorite stock ideas aren’t diluted by investments in less-favored positions. A recent study showed that managers gave up performance because they failed to concentrate in their best ideas. Concentration takes discipline, conviction and experience. We continue to adhere to a strategy of concentrated portfolios.

Low turnover

Hospital wings are rarely endowed by day traders. When we invest in a company, we do so with the intention of holding that stock for several years, not a few quarters. Low turnover can have the effect of minimizing trading costs as well as tempering the natural human instinct to act upon every data point.

Contrarian

Being a good investor often requires not doing what the rest of the market is doing. While it’s difficult to go against the crowd - because as humans we are psychologically wired to herd - we believe that long-term outperformance requires it. One benefit of being located in Akron, Ohio (aside from being a great place to live), is that we are removed from the financial centers in other areas of the country, minimizing our chances of being swept up by the herd mentality. We value independent thinking and believe it is beneficial to our investment perspective.

The value of a Fund’s investments will vary from day to day in response to the activities of individual companies and general market and economic conditions. Due to the limited number of underlying investments, concentrated funds are more susceptible to the price movements of any one holding and thus are generally more volatile than a more broadly diversified portfolio.

Shareholder Letter

November 30, 2011

Dear Fellow Shareholder:

In many ways the past year was a repeat of the prior one for stocks, as they started strongly in the calendar year, then swooned when the Eurozone crisis worsened and economic fears rose, only to rebound when these fears receded. It is easy to get swept up in the day-to-day news on the economy and the developments in Europe and feel like one needs to react in order to “protect” oneself. The problem with this is that when one reacts, whether it is an individual investor adjusting his or her asset allocation or a portfolio manager adjusting a fund’s risk profile, the action is frequently counterproductive, as it often occurs after the market has already adjusted and re-priced securities to incorporate the news.

Retail investors are notorious for being reliable reverse barometers - not that professional managers as a whole have a distinguished record either – meaning that they tend to invest their money into an asset class, and eschew the alternatives, at the wrong time. The peak in popularity of an asset class or sector typically coincides with the peak in its relative performance. Investors crowded into real estate in 2007, energy in 2008, and now bonds in 2011. We suspect that this will play out just as the other episodes did: disappointing returns for those that were lured in.

Bonds appeal to many people these days because of their relative stability in a time when the world feels unstable. Even in the realm of equities, the popular products are the ones that are defensively oriented. Some of the investment vehicles du jour are “alpha,” “market neutral,” or “absolute return.” Hedge funds are flooding the market with these products because they are sellable, and the reason they are sellable is that they offer some sort of stability, in the aftermath of an unstable period. The key word there is “aftermath”; the volatility of recent years is still fresh in people’s minds, but in attempting to protect themselves from future volatility that might or might not come, they may be sacrificing return. Of course nobody knows whether the next 12 months will be volatile or not, but it’s interesting to note that there were not a lot of people looking to play defense in 1999 or 2007 – when the market was peaking. But there were a lot of people looking to invest defensively in late 2008/early 2009, as well as the summers of 2010 and 2011; these were the times when it paid to play offense instead (i.e. own more equities and cyclical sectors). The aforementioned strategies of the day are the latest attempt to achieve the unachievable: the perfect investment product. These, like their predecessors, are likely to disappoint their investors. There is no fail-safe system, but Wall Street keeps trying.

With all the volatility and negative headlines of recent years, it might surprise some to know that our fund returns have actually been pretty good on both an absolute and relative basis. The following returns are as of October 31, 2011 fiscal year end: For the past year, six of our seven funds posted a positive return, and for the past two years six of the seven posted double-digit annualized returns. The returns of all seven funds are well into positive territory for the trailing five years, which of course includes the horrific correction of 2008, and, we are happy to report that for that same five-year period, every one of our funds outperformed its Morningstar peer group average.

We believe one of the reasons for this success is our willingness to think independently – to seize opportunities when they present themselves and to not get swept up in the emotion of the market. In addition, we would point out that the prevailing conventional wisdom of the day is that in order to succeed in the current environment, a manager must be a rapid trader with a shorter time horizon, because, the thinking goes, buy-and-hold no longer works. We do not agree. While our investment process is always evolving, our long-term focus is core to our philosophy and paradoxically a contributor, rather than a detractor, to our favorable past performance during this period of short-termism. We are happy to maintain our distance from the crowd, both literally and figuratively, here in Akron, as others battle each other in a far-too-crowded game.

All that said, we remain humble, focused on continuously improving our craft, and thankful for the opportunity to manage your money.

Best regards,

Mark Oelschlager, CFA

Portfolio Manager

Shareholder Letter

This manager commentary represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice.

Investments are subject to market fluctuations and a fund’s share price can fall because of weakness in the broad market, a particular industry, or a specific holding.

CFA is a registered trademark of the CFA Institute.

Alpha - Measure of risk-adjusted performance.

	Average Annual Total Return (as of October 31, 2011)

	1 Year Return	3 Year Return	5 Year Return	10 Year Return
White Oak Select Growth Fund	4.07	17.84	4.14	1.25
Pin Oak Equity Fund	6.92	22.48	6.21	2.85
Rock Oak Core Growth Fund	4.30	16.93	2.64	N/A
Morningstar Large Growth Category	6.27	13.05	1.26	2.72

River Oak Discovery Fund	0.74	18.06	2.88	N/A
Morningstar Small Growth Category	8.71	15.82	1.42	5.13

Red Oak Technology Select Fund	10.73	24.96	6.83	1.28
Black Oak Emerging Technology Fund	-5.44	19.48	4.70	-0.69
Morningstar Technology Sector Category	3.83	20.19	4.47	3.92

Live Oak Health Sciences Fund	14.46	17.02	6.32	4.02
Morningstar Health Sector Category	8.94	11.26	3.24	3.78

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please visit www.oakfunds.com or call 1-888-462-5386.

HIGHLIGHTS from the 2011 FISCAL YEAR

October 31, 2010 to October 31, 2011 (Unaudited)

January, 2011	Advisor Perspectives, a publisher which serves the financial advisory community named Mark Oelschlager on its list of “Top 25 Authors.” January 25, 2011.

February, 2011	American Association of Individual Investors recognized Live Oak Health Sciences in its “Guide to the Top Mutual Funds.” February 2011 Edition.

The Wall Street Journal recognized White Oak Select Growth in its “Category Kings” list of “top-performing funds in each category…” February 7, 2011.

March, 2011	Money Magazine interviewed Mark Oelschlager on insurance and managed care in an article on investing in healthcare. March issue.

Bloomberg News interviewed Mark Oelschlager for a story on Amgen. March 24, 2011.

April, 2011	Advisor Perspectives featured a commentary by Robert Stimpson. April 6, 2011.

May, 2011	CNN/Money cited Mark Oelschlager in “The Buzz.” May 10, 2011.

July, 2011	Louis Rukeyser’s Mutual Funds featured Pin Oak Equity in “Comeback Story.” July 2011 newsletter.

Investor’s Business Daily named Live Oak Health Sciences on its lists of Quarterly Leaders and 6 Month Leaders for the periods ending June 30, 2011. July 7, 2011.

September, 2011	The Wall Street Journal recognized Live Oak Health Sciences among “top-performing funds in each category.” September 7, 2011.

October, 2011	The Wall Street Journal recognized Live Oak Health Sciences and Red Oak Technology among “top-performing funds in each category.” October 7, 2011.

READ MORE AT WWW.OAKFUNDS.COM

White Oak Select Growth Fund

James D. Oelschlager Chief Investment Officer & Portfolio Manager Mark W. Oelschlager, CFA Portfolio Manager Robert D. Stimpson, CFA Portfolio Manager

White Oak Select Growth Fund (“The Fund”) gained 4.07% for the fiscal year ended October 31, 2011, while the comparative index, the S&P 500 Index, rose 8.09%, and the Lipper Large-Cap Growth Average increased 6.86%.

Like 2010, 2011 saw a seemingly healthy economy deteriorate partly due to Eurozone concerns, and then rebound later in the year. As it did in 2010, the stock market moved with these events. The market has been skittish throughout much of this recovery, as Europe has yet to resolve its sovereign debt issues and in the US employment growth has been stubbornly slow - raising fears that the recovery will not be self-sustaining.

In spite of the vicissitudes of the economy, corporate profitability has remained incredibly strong. Revenue growth has been solid and profit margins high, the latter continuing to confound the skeptics. In short, company managements, with the severe downturn fresh in their minds, have acted with unusual discipline, keeping spending in check. The ongoing trend of outsourced manufacturing has been a huge factor as well.

Standout performers in the Fund included managed care provider UnitedHealth, which is benefitting from subdued claims; IT giant International Business Machines, whose services business is excelling; and e-commerce leader Amazon, who continues to attract both customers and third-party sellers to its platform.

Laggards included discount broker Charles Schwab, who is being forced to waive hundreds of millions of dollars of money market fees each year because short-term interest rates are so low. This has been a frustrating time for Schwab shareholders, as this issue has dragged on with the Federal Reserve keeping rates at zero. We believe that, unless short rates are destined to be at zero forever, Schwab’s long-term earnings power is being underestimated. Other disappointments were generic drug company Teva Pharmaceutical and business lender CIT Group.

It is pretty evident that, these days, with the myriad of issues the US and the rest of the world face (high unemployment, deleveraging, large budget deficits at the state and federal level, divisiveness in Washington, European financial crisis) it is easier for most to be pessimistic than optimistic. We understand this. But we think it is important to remember that we have faced daunting problems for much of our nation’s history, and that oftentimes these turned out to be good times to invest. Conversely, periods of poor investment returns have often been preceded by times when our problems were few and the waters placid. How will things play out this time? Only time will tell, but one has to be heartened by what appears to be an abundance of attractively priced stocks. With much of the stock market trading at about 12 times earnings and the 10-year Treasury bond at about 50 times “earnings” (the reciprocal of the prevailing 2% yield).

Thank you for your investment with Oak Associates Funds.

Mutual fund investing involves risk, including the possible loss of principal. The value of the Fund’s investments will vary from day to day in response to the activities of individual companies and general market and economic conditions. Due to the limited number of underlying investments, the Fund is more susceptible to the price movements of any one holding and thus may be more volatile than a more broadly diversified portfolio.

2	1-888-462-5386 | www.oakfunds.com

Manager Discussion & Analysis

All data below as of October 31, 2011 (Unaudited)

Fund Data

Ticker Symbol	WOGSX
Share Price	$39.09
Total Net Assets	$241.6M
Portfolio Turnover	11.57%
2011 Distributions	None

Industry Weightings^

Information Technology	39.5%
Financials	24.3%
Health Care	19.9%
Consumer Discretionary	7.3%
Energy	4.0%
Materials	4.0%
Telecommunication Services	1.1%

Top 10 Holdings^

1. Amazon.com, Inc.	7.27%

2. ACE, Ltd.	6.42%

3. KLA-Tencor Corp.	5.53%

4. UnitedHealth Group, Inc.	5.32%

5. International Business Machines Corp.	5.04%

6. Qualcomm, Inc.	5.02%

7. Cognizant Technology Solutions Corp. - Class A	4.91%

8. Google, Inc. - Class A	4.81%

9. Amgen, Inc.	4.66%

10. JPMorgan Chase & Co.	4.25%

^	Percentages are based on net assets. Holdings are subject to change.

Growth of $10,000 Chart

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers are in effect; if they had not been in effect, performance would have been lower.

	Average Annual Total Return
	1 Year Return	3 Year Return	5 year Return	10 year Return	Inception to Date

White Oak Select Growth Fund	4.07%	17.84%	4.14%	1.25%	7.48%*

S&P 500 Total Return Index[1]	8.09%	11.41%	0.25%	3.69%	7.89%*

Lipper Large-Cap Growth Funds Average[2]	6.86%	13.34%	1.93%	3.07%	6.57%**
* Since 08/03/1992 ** Since 07/31/1992	GrossExpense Ratio (Per the current prospectus): 1.34%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please visit www.oakfunds.com or call 1-888-462-5386.

1 Standard & Poor’s is the source and owner of the S&P Index data. 2 Lipper Inc. is the source and owner of the Lipper Classification data. See Pages 16 and 17 for additional disclosure.

Annual Report | October 31, 2011	3

Pin Oak Equity Fund

Mark W. Oelschlager, CFA Portfolio Manager

Pin Oak Equity Fund (“The Fund”) rose 6.92% for the fiscal year ended October 31, 2011, while the comparative index, the S&P 500 Index, gained 8.09% and the Lipper Multi-Cap Growth Average returned 6.25%.

Just as they did in 2010, the fears of a double-dip recession in 2011 proved to be unfounded, as economic growth trudged ahead. Corporate profit growth far exceeded growth in the economy, as expenses remain under control. While high unemployment, the political scene, and the European financial crisis garner the headlines, the terrific performance of corporate America is the untold story. And at the end of the day, this is what drives the value (and eventually price) of a company’s stock.

Over the summer Congress battled over how to deal with ballooning deficits and whether to raise the debt ceiling. The ceiling was raised, but, not surprisingly, the tough decisions were postponed, and Treasury debt was downgraded by Standard and Poor from AAA to AA+. A “Supercommittee” was formed to try to find $1.2 trillion in savings by Thanksgiving. The committee failed, triggering automatic cuts that begin in 2013, barring new legislation. Unfortunately, it appears that our leaders’ preference for kicking the can down the road, and making cuts around the edges, rather than addressing the structural problems, will continue for years. It will be interesting to see if and when this will cause interest (government borrowing) rates to rise, which would exacerbate the debt problem. If Congress thinks corralling growth in the national debt is difficult now when rates are 2%, wait until they try it when rates are 6% - or higher.

Standout performers in the portfolio included biotech Biogen IDEC, whose oral drug for Multiple Sclerosis showed promise in clinical trials; Internet conglomerate IAC Interactive, whose Match.com drew new members; and e-commerce leader Amazon, who grew sales at an astounding rate.

Our investment in the financial sector hurt performance. Laggards included CIT Group, Charles Schwab, and Morgan Stanley. The market is convinced that loan growth will never return and that profitability has been drastically impaired by new regulations. While there is little doubt that conditions have changed for banks and brokerage firms, we believe that an overly bearish scenario is being priced into the stocks, creating an opportunity for patient investors.

Looking ahead, the lagged effects of lower inflation should be a nice tailwind for the economy, though the European crisis will continue to be a cloud. We plan to be greedy when others are fearful and fearful when others are greedy, a tactic that has served us well historically.

Thank you for your investment with Oak Associates Funds.

Credit Quality - An individual bond’s credit quality is determined by private independent rating agencies such as Standard & Poor’s, Moody’s and Fitch. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest).

Mutual fund investing involves risk, including the possible loss of principal. The value of the Fund’s investments will vary from day to day in response to the activities of individual companies and general market and economic conditions.

4	1-888-462-5386 | www.oakfunds.com

Manager Discussion & Analysis

All data below as of October 31, 2011 (Unaudited)

Fund Data

Ticker Symbol	POGSX
Share Price	$28.52
Total Net Assets	$64.2M
Portfolio Turnover	27.47%
2011 Distributions	$0.09/Share

Industry Weightings^

Information Technology	30.5%
Financials	28.1%
Consumer Discretionary	19.8%
Energy	7.4%
Industrials	5.6%
Health Care	4.6%
Short-Term Investments	4.0%

Top 10 Holdings^

1. Amdocs, Ltd.	5.40%

2. Capital One Financial Corp.	4.81%

3. Biogen Idec, Inc.	4.58%

4. CIT Group, Inc.	4.18%

5. Amazon.com, Inc.	4.17%

6. Fair Isaac Corp.	4.10%

7. The Charles Schwab Corp.	3.81%

8. BMC Software, Inc.	3.79%

9. The Western Union Co.	3.70%

10. Garmin, Ltd.	3.70%

^	Percentages are based on net assets. Holdings are subject to change.

Growth of $10,000 Chart

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers are in effect; if they had not been in effect, performance would have been lower.

	Average Annual Total Return
	1 Year Return	3 Year Return	5 year Return	10 year Return	Inception to Date

Pin Oak Equity Fund	6.92%	22.48%	6.21%	2.85%	5.82%*

S&P 500 Total Return Index[1]	8.09%	11.41%	0.25%	3.69%	7.89%*

Lipper Multi-Cap Growth Funds Average[2]	6.25%	15.04%	2.43%	4.68%	8.42%**
* Since 08/03/1992 ** Since 07/31/1992	Gross Expense Ratio (Per the current prospectus): 1.33%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please visit www.oakfunds.com or call 1-888-462-5386.

1 Standard & Poor’s is the source and owner of the S&P Index data. 2 Lipper Inc. is the source and owner of the Lipper Classification data. See Pages 16 and 17 for additional disclosure.

Annual Report | October 31, 2011	5

Rock Oak Core Growth Fund

Robert D. Stimpson, CFA Portfolio Manager

The Rock Oak Core Growth Fund (“The Fund”) rose 4.30% for the fiscal year ended October 31, 2011. The Fund underperformed the benchmark S&P 500 Index’s gain of 8.09%. Since inception on December 31, 2004, the Fund has returned 2.91% per year compared to the 2.58% gain in the S&P 500. Fixed-income and high-yield securities remained popular throughout the year, however, equities offer a more attractive value that should reward long-term investors. The relative valuation of large-cap growth stocks, in particular, has been attractive.

The fiscal year 2011 saw equities weather extreme swings. The economic data and macroeconomic outlook remained mixed throughout the year and continued concerns over a sovereign debt crisis in Europe rattled global markets regularly. Indeed, the stock market’s performance in October determined whether the past twelve months would produce a positive or negative return. In addition to turmoil in European debt markets, the ratings downgrade of US debt due to the its fiscal situation and division in Washington hurt equities in late summer. From August to September, stocks fell over 12%. During periods of extreme volatility, growth strategies and concentrated portfolios often under perform as investors seek more stable or lower risk investment approaches. While this can temper volatility in the short-term, an overly defensive posture in reaction to well known events risks long-term underperformance.

The European debt crisis remains a concern over the near term as the Eurozone nations struggle with vying national and economic interests that have hampered a decisive solution to the predicament. Domestically, the economic data is improving and the US consumer appears relatively healthy despite obstinate job growth. Corporate profits have also been strong with margins remaining near all-time highs. The combination of healthy earnings, strong balance sheets, and the negative psychological drag on the markets could lead to a robust rally.

The Fund’s best performing stock for the 2011 fiscal year was Whole Foods Market. The niche grocery store chain rose 86.16%, reflecting the improvement in consumer spending that developed with a drop in fuel and food price. The Fund’s worst performing stock was Illumina Inc., a maker of gene sequencing technology. The stock has lowered earnings forecasts on budgetary concerns from its client base of universities and government sponsored institutions.

Going forward, the Rock Oak Fund remains focused on growth investing. The outlook for the US stock market remains attractive due to the health of US companies and consumers. Many of the clouds obscuring the investment outlook throughout 2011 should dissipate next year. Since the market tends to struggle when uncertainty is high, a clearer investment picture is favorable.

Thank you for your investment with Oak Associates Funds.

Mutual fund investing involves risk, including the possible loss of principal. The value of the Fund’s investments will vary from day to day in response to the activities of individual companies and general market and economic conditions.

6	1-888-462-5386 | www.oakfunds.com

Manager Discussion & Analysis

All data below as of October 31, 2011 (Unaudited)

Fund Data
Ticker Symbol	RCKSX
Share Price	$11.64
Total Net Assets	$6.9M
Portfolio Turnover	40.16%
2011 Distributions	None

Industry Weightings^
Information Technology	32.7%
Health Care	16.4%
Consumer Discretionary	13.7%
Financials	8.4%
Industrials	7.8%
Energy	7.6%
Consumer Staples	6.0%
Materials	5.1%
Short-Term Investments	2.7%

Top 10 Holdings^

1.	VMware, Inc. - Class A	5.11%

2.	Gilead Sciences, Inc.	4.78%

3.	Cognizant Technology Solutions Corp. - Class A	4.57%

4.	Mastercard, Inc. - Class A	4.16%

5.	AmerisourceBergen Corp.	4.03%

6.	Baidu, Inc. ADR	3.87%

7.	American Express Co.	3.60%

8.	Wynn Resorts, Ltd.	3.47%

9.	Salesforce.com, Inc.	3.38%

10.	Las Vegas Sands Corp.	3.27%

^	Percentages are based on net assets. Holdings are subject to change.

Growth of $10,000 Chart

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers are in effect; if they had not been in effect, performance would have been lower.

	Average Annual Total Return
	1 Year Return	3 Year Return	5 year Return	10 year Return	Inception to Date*

Rock Oak Core Growth Fund	4.30%	16.93%	2.64%	–	2.91%

S&P 500 Total Return Index1	8.09%	11.41%	0.25%	–	2.58%

Lipper Large-Cap GrowthFunds Average2	6.86%	13.34%	1.93%	–	2.87%
* Since 12/31/2004	Gross Expense Ratio (Per the current prospectus): 1.55%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please visit www.oakfunds.com or call 1-888-462-5386.

1 Standard & Poor’s is the source and owner of the S&P Index data. 2 Lipper Inc. is the source and owner of the Lipper Classification data. See Pages 16 and 17 for additional disclosure.

Annual Report | October 31, 2011	7

River Oak Discovery Fund

Robert D. Stimpson, CFA Portfolio Manager

The River Oak Discovery Fund (“The Fund”) rose 0.74% for the fiscal year ended October 31, 2011. The Fund’s performance compares to the benchmark Russell 2000 Growth Index’s gain of 9.83%. Since inception on June 30, 2005, the River Oak Fund has returned 4.63% annually. Over the same time period, the Russell 2000 Growth Index has risen 5.07% per year. The Fund’s underperformance emanated from its more defensive positioning and greater international exposure over the last 18 months.

US stocks ended the fiscal year 2011 higher despite a volatile year. Indeed, their performance in October 2011 determined whether equities would produce a positive or negative return for the last 12 months. Domestically, the economic outlook has remained dreary, with unemployment stuck above 9%. The two most notable events over the past fiscal year were the downgrade of the United States’ triple-A credit rating and the ongoing sovereign debt crisis in Europe. The former produced an 18% decline from July to August as debate over the debt ceiling and its deadline tormented stocks. The European debt crisis added to volatility throughout the year, but reared its ugly head again toward fiscal year end. Progress towards a solution is being made, but it has been a slow and painful process, exacerbated by weak political institutions and varying national interests across the European Union.

Given the stagnant economic outlook and ongoing crisis in Europe, the Fund held more cash than usual and invested in companies with strong visibility. It also increased exposure to companies with international opportunities. With poor domestic growth and austerity measures throughout Europe, companies with incremental opportunities in Chinese and Latin American markets could achieve stronger earnings growth. This exposure ultimately hampered the Fund once renewed fears that the European-debt crisis would produce another global recession. This prompted investors to sell riskier assets, such as emerging market equities.

The Fund’s best performing stock this fiscal year was Varian Semiconductor, a semiconductor equipment company, which was acquired by a larger competitor at a 50% premium to its market price. B&G Foods, a supplier of food staples, was the second best performing stocks, gaining 81%. The company’s performance reflects the turbulent market environment and investors’ preference for more defensive companies during the year. Mercadolibre, a Latin American online retailer, remains the Fund’s largest position. The company lost 1% for the fiscal year but remains a top holding as a pure play on robust economic growth and e-commerce penetration in Latin America.

Looking into 2012, job growth in the US remains the most pressing issue for the markets. The European debt crisis will also threaten equities until a decisive solution is implemented. The upcoming presidential election could benefit stocks. Regardless of who wins the election, a president’s second term tends to be more collaborative and less decisive. Given the derision which has dominated the political process over the past two years, a more effective government is welcomed. Corporate balance sheets and profitability remain healthy, yet poor sentiment and geopolitical issues have prevented valuations from fully reflecting the strong earning picture. Resolving these issues would benefit stocks.

Thank you for your investment with Oak Associates Funds.

Mutual fund investing involves risk, including the possible loss of principal. Funds that emphasize investments in smaller companies generally will experience greater price volatility.

8	1-888-462-5386 | www.oakfunds.com

Manager Discussion & Analysis

All data below as of October 31, 2011 (Unaudited)

Fund Data
Ticker Symbol	RIVSX
Share Price	$12.76
Total Net Assets	$10.3M
Portfolio Turnover	92.18%
2011 Distributions	$0.18/Share

Industry Weightings^
Information Technology	29.7%
Health Care	14.3%
Energy	14.1%
Financials	12.5%
Materials	9.4%
Consumer Staples	8.9%
Consumer Discretionary	6.1%
Industrials	2.2%
Short-Term Investments	25.7%

Top 10 Holdings^

1.	The Medicines Co.	5.50%

2.	B&G Foods, Inc.	4.84%

3.	MercadoLibre, Inc.	4.80%

4.	Oceaneering International, Inc.	4.54%

5.	The Boston Beer Co., Inc. - Class A	4.03%

6.	SolarWinds, Inc.	3.97%

7.	Cubist Pharmaceuticals, Inc.	3.61%

8.	NIC, Inc.	3.45%

9.	Fortinet, Inc.	3.31%

10.	HMS Holdings Corp.	3.20%

^	Percentages are based on net assets. Holdings are subject to change.

Growth of $10,000 Chart

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers are in effect; if they had not been in effect, performance would have been lower.

		Average Annual Total Return
	1 Year Return	3 Year Return	5 year Return	10 year Return	Inception to Date*

River Oak Discovery Fund	0.74%	18.06%	2.88%	–	4.63%

Russell 2000 Growth Index1	9.83%	16.31%	2.68%	–	5.07%

Lipper Small-Cap Growth Funds Average2	9.06%	16.68%	2.28%	–	4.26%

* Since 06/30/2005	Gross Expense Ratio (Per the current prospectus): 1.57%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please visit www.oakfunds.com or call 1-888-462-5386.

1 Russell Investments is the source and owner of the Russell Index data. 2 Lipper Inc. is the source and owner of the Lipper Classification data. See Pages 16 and 17 for additional disclosure.

Annual Report | October 31, 2011	9

Red Oak Technology Select Fund

Mark W. Oelschlager, CFA Portfolio Manager

Red Oak Technology Select Fund (“The Fund”) returned 10.73% for the fiscal year ended October 31, 2011, while the comparative index, the NASDAQ 100 Index, which includes holdings within sectors beyond just technology, gained 12.07%, and the Lipper Science and Technology Average rose 4.02%.

Technology is a cyclical sector, and when the market rose and fell with economic expectations, the tech sector did the same. It was important to keep one’s head during the past twelve months, as reacting to news and following the herd led to many managers and investors being whipsawed.

When investing in technology stocks, many have a tendency to pay less attention to valuation, believing that one needs to pay up for good growth stories. But paradoxically, valuation has a great track record in the sector, meaning that tech stocks that are lowly valued tend to significantly outperform those that are highly valued. In our management of the portfolio we are very much aware of this fact and try to restrict our fishing to the attractive pools, believing that this improves our odds of finding winning investments. We also focus on sustainability of revenue and earnings, rather than point-to-point growth, as the former is a larger determinant of intrinsic value.

Oftentimes a portfolio’s return is driven by one or two big winners, but for the Fund this past year it was broad-based, as 11 stocks – almost one third of the holdings – rose by more than 20%. Some of these included semiconductor manufacturing process-control company KLA-Tencor, consulting and technology outsourcing behemoth Accenture, and Internet security company Check Point Software. Our avoidance of many of the high flyers in tech also helped relative performance, as several of those stocks suffered large declines as growth expectations retreated.

Laggards included IT outsourcing company Computer Sciences, disk drive maker Western Digital, and semiconductor company Marvell Technology.

While concentrated, the portfolio has exposure to many different areas within technology, including software, services, semiconductors, e-commerce, Internet search, and computer networking. With revenue growth solid, expenses restrained, and capital spending still under control, free cash flow generation in the sector is excellent. Judging by the prevailing valuations, the market is skeptical that this will last, which means expectations are subdued – often a good thing for returns.

Thank you for your investment with Oak Associates Funds.

Mutual fund investing involves risk, including the possible loss of principal. Funds that emphasize investments in technology generally will experience greater price volatility. There are additional risks associated with investing in a single-sector fund, including greater sensitivity to economic, political, or regulatory developments impacting the sector.

10	1-888-462-5386 | www.oakfunds.com

Manager Discussion & Analysis

All data below as of October 31, 2011 (Unaudited)

Fund Data
Ticker Symbol	ROGSX
Share Price	$9.60
Total Net Assets	$72.1M
Portfolio Turnover	24.08%
2011 Distributions	None

Industry Weightings^
Information Technology	86.6%
Industrials	4.8%
Consumer Discretionary	4.0%
Telecommunication Services	1.0%
Short-Term Investments	4.1%

Top 10 Holdings^
1. Accenture PLC - Class A	5.92%

2. Check Point Software Technologies, Ltd.	4.84%

3. KLA-Tencor Corp.	4.53%

4. Seagate Technology PLC	4.28%

5. International Business Machines Corp.	4.28%

6. Amazon.com, Inc.	4.06%

7. IAC/InterActive Corp.	3.79%

8. Xilinx, Inc.	3.61%

9. Symantec Corp.	3.59%

10. CA, Inc.	3.48%

^	Percentages are based on net assets. Holdings are subject to change.

Growth of $10,000 Chart

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers are in effect; if they had not been in effect, performance would have been lower.

	Average Annual Total Return
	1 Year Return	3 Year Return	5 year Return	10 year Return	Inception to Date*

Red Oak Technology Select Fund	10.73%	24.96%	6.83%	1.28%	-0.32%

NASDAQ 100 Index[1]	12.07%	21.86%	7.08%	6.12%	2.35%

Lipper Science & Technology Average[2]	4.02%	20.12%	4.20%	4.23%	2.37%
* Since 12/31/1998	Gross Expense Ratio (Per the current prospectus): 1.53%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please visit www.oakfunds.com or call 1-888-462-5386.

1 NASDAQ is the source and owner of the NASDAQ Index data. 2 Lipper Inc. is the source and owner of the Lipper Classification data. See Pages 16 and 17 for additional disclosure.

Annual Report | October 31, 2011	11

Black Oak Emerging Technology Fund

Robert D. Stimpson, CFA Portfolio Manager

The Black Oak Emerging Technology Fund (“The Fund”) fell 5.44% for the fiscal year ended October 31, 2011. During the same period, the NASDAQ Composite Index rose 8.25%. The Fund underperformed the benchmark index, which is more diversified and not exclusively invested in the technology sector. Over the last five years, the Fund has gained 4.70% per year compared to a 3.52% return in the NASDAQ Composite Index.

The fiscal year 2011 proved to be a volatile period for global equities. Economic data remained muted throughout the year and turmoil in Europe rattled investor sentiment frequently. Despite the presence of the sovereign debt problems in Europe for well over a year, the Eurozone has yet to produce a solution to help settle investor fears. Austerity measures are likely to limit economic growth in European countries already struggling with structural employment and demographic problems.

Trouble in Europe was not the only problem for US equities in 2011. The fiscal situation of the United States government weighed on markets following the downgrade of US debt by leading rating agencies. Political division and an upcoming presidential election year have ensured the squabbling is likely to continue into 2012. The economic uncertainty domestically, problems in Europe, and political contention caused investors to shun higher risk strategies throughout the year. Given the Fund’s focus on younger technology companies, it suffered in the risk-averse environment. The NASDAQ Composite weathered the environment better due to its diversification and strong performance from large-cap technology leaders Apple, Amazon and Intel. To counter the negative headwinds, the Fund held more cash than normal, and sought out companies with strong exposure to Asia and Latin America. Unfortunately, this exposure hurt the Fund once fear of another global recession hit emerging markets.

The Fund’s best performing stock this fiscal year was Fortinet, an internet security company, which gained 53.7%. Online security remains a top priority area of spending as cyber threats fail to diminish during poor economic times. The industry will remain a sector of focus for the Fund. The Fund’s worst performing stock was Acme Packet, a supplier of networking equipment. The entire networking industry suffered in 2011 as spending from government and companies limited revenue growth opportunities for leading suppliers. The largest holding for the Fund is Cognizant Technology Solutions. The IT-services company helps clients reduce IT spending through outsourcing. This value proposition resonates with customers due to economic uncertainty and austerity programs.

Going forward, the Black Oak Fund will continue to seek emerging technology companies with solid earnings prospects that are trading at favorable valuations. The Fund’s exposure to companies that are attractive acquisition candidates may increase. Strong earnings throughout the technology sector over the last two years have resulted in increased cash balances at larger tech companies. This cash is likely to be redeployed in several ways, including more strategic acquisitions. With bond yields and Gross domestic product growth prospects low, it is accretive to repurchase shares and acquire potential competitors.

Thank you for your investment with Oak Associates Funds.

Mutual fund investing involves risk, including the possible loss of principal. Funds that emphasize investments in technology generally will experience greater price volatility. There are additional risks associated with investing in a single-sector fund with a limited number of holdings versus a more broadly diversified portfolio, including greater sensitivity to economic, political, or regulatory developments impacting the sector. Funds that emphasize investments in smaller or mid sized companies may experience greater price volatility.

12	1-888-462-5386 | www.oakfunds.com

Manager Discussion & Analysis

All data below as of October 31, 2011 (Unaudited)

Fund Data
Ticker Symbol	BOGSX
Share Price	$2.78
Total Net Assets	$29.0M
Portfolio Turnover	53.93%
2011 Distributions	None

Industry Weightings^
Information Technology	79.4%
Health Care	8.7%
Materials	5.3%
Consumer Discretionary	2.5%
Short-Term Investments	4.3%

Top 10 Holdings^
1. Cognizant Technology Solutions Corp. - Class A	7.06%

2. VMware, Inc. - Class A	6.20%

3. Cerner Corp.	6.04%

4. Apple, Inc.	6.00%

5. Qualcomm, Inc.	5.65%

6. MercadoLibre, Inc.	5.53%

7. Salesforce.com, Inc.	5.51%

8. ANSYS, Inc.	4.54%

9. Red Hat, Inc.	4.42%

10. Citrix Systems, Inc.	4.35%

^	Percentages are based on net assets. Holdings are subject to change.

Growth of $10,000 Chart

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers are in effect; if they had not been in effect, performance would have been lower.

	Average Annual Total Return
	1 Year Return	3 Year Return	5 year Return	10 year Return	Inception to Date

Black Oak EmergingTechnology Fund	-5.44%	19.48%	4.70%	-0.69%	-11.14%*

NASDAQ 100 Index1	12.07%	21.86%	7.08%	6.12%	0.50%*

Lipper Global Science &Technology Average2	1.58%	20.38%	5.95%	6.41%	0.02%**

* Since 12/29/2000 **Since 12/31/2000	Gross Expense Ratio (Per the current prospectus): 1.55%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please visit www.oakfunds.com or call 1-888-462-5386.

1 NASDAQ is the source and owner of the NASDAQ Index data. 2 Lipper Inc. is the source and owner of the Lipper Classification data. See Pages 16 and 17 for additional disclosure.

Annual Report | October 31, 2011	13

Live Oak Health Sciences Fund

Mark W. Oelschlager, CFA Portfolio Manager

Live Oak Health Sciences Fund (“The Fund”) rose 14.46% for the fiscal year ended October 31, 2011, while the comparative index, the S&P 500 Health Care Index, gained 10.02%, and the Lipper Health & Biotechnology Average returned 10.14%.

It is unusual for the healthcare sector, known for its stability, to outperform in a strong market. Throughout the year investors became more comfortable with the ramifications of healthcare reform and found it difficult to ignore the appealing valuations.

Strong performers for the past year included institutional pharmacy Pharmerica, which bounced off oversold levels and is now being pursued as an acquisition candidate by a competitor, and Biogen Idec, whose new drug for Multiple Sclerosis, BG-12, which can be taken orally, showed excellent results in clinical studies. Pharmaceutical distributors and managed care, two areas of focus for the portfolio, also performed very well.

Laggards included drug makers Teva Pharmaceutical, whose shares suffered from concerns about future competitiveness of its Multiple Sclerosis franchise, and AstraZeneca, who reported disappointing clinical trial data for a new drug.

Our management style remains long-term focused and our turnover low. That said, an area into which we made a strong push during the fiscal year is medical and surgical products. This group became oversold due to slowing demand that is likely resulting from the weak economy. The reduced expectations set up the potential for nice gains in the shares once demand returns, a scenario we think likely. We also are finding opportunity in life science tools, an area that was once a major focus of the fund before we reduced our exposure when the risk-reward deteriorated.

One area where we have limited exposure is small biotech, whose value as enterprises typically rides on the results of one or two clinical trials. In the past we have been burned several times on these developmental stage companies, whose stories sounded so compelling but whose shares crashed when new compounds did not meet expectations when tested in trials. Given their track record, these small biotech “lottery tickets” seem to offer the unappealing combination of high risk and low return.

The healthcare sector continues to offer a slew of investment opportunities - companies that generate strong returns, have good unit growth and pricing power, pay sizeable dividends, and trade at what we believe to be attractive valuations.

Thank you for your investment with Oak Associates Funds.

Mutual fund investing involves risk, including the possible loss of principal. Funds that emphasize investments in technology generally will experience greater price volatility. There are additional risks associated with investing in a single-sector fund versus a more broadly diversified portfolio, including greater sensitivity to economic, political, or regulatory developments impacting the sector.

14	1-888-462-5386 | www.oakfunds.com

Manager Discussion & Analysis

All data below as of October 31, 2011 (Unaudited)

Fund Data
Ticker Symbol	LOGSX
Share Price	$14.00
Total Net Assets	$29.1M
Portfolio Turnover	16.90%
2011 Distributions	$0.62/Share

Industry Weightings^
Health Care	97.3%
Short-Term Investments	2.5%

Top 10 Holdings^
1. AmerisourceBergen Corp.	5.26%

2. McKesson Corp.	4.78%

3. Biogen Idec, Inc.	4.60%

4. PharMerica Corp.	4.08%

5. Becton Dickinson and Co.	4.04%

6. Baxter International, Inc.	4.03%

7. AstraZeneca PLC ADR	3.99%

8. WellPoint, Inc.	3.93%

9. Covidien PLC	3.90%

10. Pfizer, Inc.	3.90%

^	Percentages are based on net assets. Holdings are subject to change.

Growth of $10,000 Chart

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers are in effect; if they had not been in effect, performance would have been lower.

	Average Annual Total Return
	1 Year Return	3 Year Return	5 year Return	10 year Return	Inception to Date

Live Oak Health Sciences Fund	14.46%	17.02%	6.32%	4.02%	4.13%*

S&P 500 Healthcare Index[1]	10.02%	9.95%	2.19%	2.00%	2.19%*

Lipper Health & Biotechnology Average[2]	10.14%	12.91%	3.86%	4.36%	3.67%**

* Since 06/29/2001 ** Since 06/30/2001	Gross Expense Ratio (Per the current prospectus): 1.38%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance maybe lower or higher than the performance quoted. For performance data current to the most recent month end, please visit www.oakfunds.com or call 1-888-462-5386.

1 Standard & Poor’s is the source and owner of the S&P Index data. 2 Lipper Inc. is the source and owner of the Lipper Classification data. See Pages 16 and 17 for additional disclosure.

Annual Report | October 31, 2011	15

Important Disclosures

As of October 31, 2011 (Unaudited)

Index Definitions and Disclosures

All indices are unmanaged and index performance figures include reinvestment of dividends but do not reflect any fees, expenses or taxes. Investors cannot invest directly in an index.

NASDAQ 100 Index – The NASDAQ 100 Index includes 100 of the largest domestic and international non-financial securities listed on The Nasdaq Stock Market based on market capitalization.

Russell 2000 Growth Index – The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500 Healthcare Index – Is a capitalization-weighted index that encompasses two main industry groups. The first includes companies who manufacture health care equipment and supplies or provide health care related services, including distributors of health care products, providers of basic health-care services, and owners and operators of health care facilities and organizations. The second group consists of companies primarily involved in the research, development, production and marketing of pharmaceuticals and biotechnology products.

S&P 500 Index – The S&P 500 Index is a commonly recognized, market capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance

Lipper Global Science & Technology Funds– Funds that invest primarily in the equity securities of domestic and foreign companies engaged in science and technology.

Lipper Health/Biotechnology Funds – Funds that invest primarily in the equity securities of domestic companies engaged in healthcare, medicine, and biotechnology.

Lipper Large-Cap Growth Funds – Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s USDE large-cap floor. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book-ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

Lipper Multi-Cap Growth Funds – Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales per-share growth value, compared to the S&P SuperComposite 1500 Index.

Lipper Science & Technology Funds – Funds that invest primarily in the equity securities of domestic companies engaged in science and technology.

Lipper Small-Cap Growth Funds – Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE small-cap ceiling. Small-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P Small- Cap 600 Index.

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Important Disclosures

As of October 31, 2011 (Unaudited)

Lipper – A Thomson Reuters Company is the source and owner of the Lipper Classification data contained in this material and all trademarks and copyrights related thereto. Any further dissemination or redistribution is strictly prohibited. Lipper Inc. is not responsible for the formatting or configuration of this material or for any inaccuracy in Oak Associates Funds presentation thereof.

NASDAQ is the source and owner of the NASDAQ Index data contained in this material and all trademarks and copyrights related thereto. Any further dissemination or redistribution is strictly prohibited. NASDAQ is not responsible for the formatting or configuration of this material or for any inaccuracy in Oak Associates Funds presentation thereof.

Russell Investments is the source and owner of the Russell Index data contained in this material and all trademarks and copyrights related thereto. Any further dissemination or redistribution is strictly prohibited. Russell Investments is not responsible for the formatting or configuration of this material or for any inaccuracy in Oak Associates Funds presentation thereof.

Standard & Poor’s is the source and owner of the S&P Index data contained in this material and all trademarks and copyrights related thereto. Any further dissemination or redistribution is strictly prohibited. Standard & Poor’s is not responsible for the formatting or configuration of this material or for any inaccuracy in Oak Associates Funds presentation thereof.

Annual Report | October 31, 2011	17

Disclosure of Fund Expenses

As of October 31, 2011 (Unaudited)

All mutual funds have operating expenses. As a shareholder of a fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the fund’s average net assets; this percentage is known as the fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = $8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period”.

Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

18	1-888-462-5386 | www.oakfunds.com

Disclosure of Fund Expenses

As of October 31, 2011 (Unaudited)

Beginning Account Value 5/01/2011		Ending Account Value 10/31/2011	Annualized Expense Ratio	Expenses Paid During the Period(a)
White Oak Select Growth Fund
Actual Return	$1,000.00	$924.60	1.14%	$5.53
Hypothetical 5% Return	$1,000.00	$1,019.46	1.14%	$5.80
Pin Oak Equity Fund
Actual Return	$1,000.00	$897.40	1.22%	$5.83
Hypothetical 5% Return	$1,000.00	$1,019.06	1.22%	$6.21
Rock Oak Core Growth Fund
Actual Return	$1,000.00	$897.50	1.25%	$5.98
Hypothetical 5% Return	$1,000.00	$1,018.90	1.25%	$6.36
River Oak Discovery Fund
Actual Return	$1,000.00	$844.50	1.35%	$6.28
Hypothetical 5% Return	$1,000.00	$1,018.40	1.35%	$6.87
Red Oak Technology Select Fund
Actual Return	$1,000.00	$946.70	1.32%	$6.48
Hypothetical 5% Return	$1,000.00	$1,018.55	1.32%	$6.72
Black Oak Emerging Technology Fund
Actual Return	$1,000.00	$805.80	1.41%	$6.42
Hypothetical 5% Return	$1,000.00	$1,018.10	1.41%	$7.17
Live Oak Health Sciences Fund
Actual Return	$1,000.00	$966.20	1.25%	$6.19
Hypothetical 5% Return	$1,000.00	$1,018.90	1.25%	$6.36

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report | October 31, 2011	19

Schedules of Investments	White Oak Select Growth Fund

As of October 31, 2011

Security Description	Shares	Value
COMMON STOCKS (100.1%)
CONSUMER DISCRETIONARY (7.3%)
Internet & Catalog Retail (7.3%)
Amazon.com, Inc.(a)	82,200	$17,550,522

ENERGY (4.0%)
Energy Equipment & Services (4.0%)
Transocean, Ltd.	168,000	9,601,200

FINANCIALS (24.3%)
Capital Markets (6.2%)
The Charles Schwab Corp.	640,000	7,859,200
US Bancorp	280,000	7,165,200

		15,024,400

Commercial Banks (7.4%)
CIT Group, Inc.(a)	280,400	9,771,940
M&T Bank Corp.	60,000	4,566,600
TCF Financial Corp.	325,000	3,458,000

		17,796,540

Diversified Financial Services (4.3%)
JPMorgan Chase & Co.	295,400	10,268,104

Insurance (6.4%)
ACE, Ltd.	215,000	15,512,250

HEALTH CARE (19.9%)
Biotechnology (4.6%)
Amgen, Inc.	196,500	11,253,555

Health Care Equipment & Supplies (3.9%)
Stryker Corp.	195,000	9,342,450

Health Care Providers & Services (7.8%)
Express Scripts, Inc.(a)	130,000	5,944,900
UnitedHealth Group, Inc.	268,000	12,861,320

		18,806,220

Pharmaceuticals (3.6%)
Teva Pharmaceutical Industries, Ltd. ADR	215,000	8,782,750

INFORMATION TECHNOLOGY (39.5%)
Communications Equipment (8.6%)
Cisco Systems, Inc.	465,000	8,616,450
Qualcomm, Inc.	235,000	12,126,000

		20,742,450

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White Oak Select Growth Fund	Schedules of Investments

As of October 31, 2011

Security Description	Shares	Value
Computers & Peripherals (5.0%)
International Business Machines Corp.	66,000	$12,185,580

Internet Software & Services (7.4%)
eBay, Inc.(a)	193,000	6,143,190
Google, Inc. - Class A(a)	19,600	11,615,744

		17,758,934

IT Services (4.9%)
Cognizant Technology Solutions Corp. - Class A(a)	163,000	11,858,250

Semiconductors & Semiconductor Equipment (9.7%)
Broadcom Corp. - Class A(a)	282,000	10,177,380
KLA-Tencor Corp.	283,500	13,350,015

		23,527,395

Software (3.9%)
Salesforce.com, Inc.(a)	71,000	9,455,070

MATERIALS (4.0%)
Metals & Mining (4.0%)
Goldcorp, Inc.	198,000	9,670,320

TELECOMMUNICATION SERVICES (1.1%)
Wireless Telecommunication Services (1.1%)
Sprint Nextel Corp.(a)	1,015,000	2,608,550

TOTAL COMMON STOCKS (Cost $180,146,509)		241,744,540

SHORT TERM INVESTMENTS (0.0%)(b)
Fidelity Institutional Money Market Government Portfolio - Class I (7 day yield 0.010%)	76,426	76,426

TOTAL SHORT TERM INVESTMENTS (Cost $76,426))		76,426

TOTAL INVESTMENTS - (100.1%) (Cost $180,222,935)		$241,820,966

Liabilities in Excess of Other Assets - (-0.1%)		(264,146)

NET ASSETS - (100.0%)		$241,556,820

(a)	Non-income producing security.
(b)	Less than 0.05%.

Common Abbreviations:

ADR - American Depositary Receipt.

Ltd. - Limited.

The accompanying notes are an integral part of the financial statements.

Annual Report | October 31, 2011	21

Schedules of Investments	Pin Oak Equity Fund

As of October 31, 2011

Security Description	Shares	Value
COMMON STOCKS (96.0%)
CONSUMER DISCRETIONARY (19.8%)
Auto Components (1.9%)
Visteon Corp.(a)	22,300	$1,240,326

Hotels, Restaurants & Leisure (2.3%)
Interval Leisure Group, Inc.(a)	105,682	1,459,468

Household Durables (3.7%)
Garmin, Ltd.	69,000	2,372,910

Internet & Catalog Retail (5.6%)
Amazon.com, Inc.(a)	12,550	2,679,551
Blue Nile, Inc.(a)	20,518	925,977

		3,605,528

Media (6.3%)
DISH Network Corp. - Class A(a)	86,300	2,085,871
Gannett Co., Inc.	36,700	429,023
The Interpublic Group of Cos., Inc.	61,000	578,280
News Corp. - Class A	54,000	946,080

		4,039,254

ENERGY (7.4%)
Energy Equipment & Services (7.4%)
Hercules Offshore, Inc.(a)	78,100	295,999
Nabors Industries, Ltd.(a)	123,500	2,263,755
Noble Corp.(a)	48,332	1,737,052
Pioneer Drilling Co.(a)	48,200	476,698

		4,773,504

FINANCIALS (28.1%)
Capital Markets (7.6%)
The Bank of New York Mellon Corp.	59,000	1,255,520
The Charles Schwab Corp.	199,000	2,443,720
Morgan Stanley	65,500	1,155,420

		4,854,660

Commercial Banks (14.5%)
CIT Group, Inc.(a)	77,000	2,683,450
First Bancorp	49,135	623,032
Great Southern Bancorp, Inc.	62,238	1,237,914
International Bancshares Corp.	99,500	1,802,940
SunTrust Banks, Inc.	66,000	1,302,180
Wells Fargo & Co.	63,500	1,645,285

		9,294,801

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Pin Oak Equity Fund	Schedules of Investments

As of October 31, 2011

Security Description	Shares	Value
Consumer Finance (4.8%)
Capital One Financial Corp.	67,700	$3,091,182

Insurance (1.2%)
The Travelers Cos., Inc.	13,600	793,560

HEALTH CARE (4.6%)
Biotechnology (4.6%)
Biogen Idec, Inc.(a)	25,300	2,943,908

INDUSTRIALS (5.6%)
Aerospace & Defense (5.0%)
Lockheed Martin Corp.	20,300	1,540,770
Raytheon Co.	38,300	1,692,477

		3,233,247

Construction & Engineering (0.6%)
KBR, Inc.	13,300	371,203

INFORMATION TECHNOLOGY (30.5%)
Internet Software & Services (6.3%)
Google, Inc. - Class A(a)	3,150	1,866,816
IAC/InterActive Corp.(a)	52,856	2,158,110

		4,024,926

IT Services (11.3%)
Amdocs, Ltd.(a)	115,572	3,469,471
Paychex, Inc.	49,049	1,429,288
The Western Union Co.	136,000	2,375,920

		7,274,679

Semiconductors & Semiconductor Equipment (1.4%)
KLA-Tencor Corp.	19,500	918,255

Software (11.5%)
BMC Software, Inc.(a)	70,000	2,433,200
Fair Isaac Corp.	96,196	2,630,961
Microsoft Corp.	86,000	2,290,180

		7,354,341

TOTAL COMMON STOCKS (Cost $51,596,533)		61,645,752

Annual Report | October 31, 2011	23

Schedules of Investments	Pin Oak Equity Fund

As of October 31, 2011

Security Description	Shares	Value
SHORT TERM INVESTMENTS (4.0%)
Fidelity Institutional Money Market Government Portfolio - Class I (7 day yield 0.010%)	2,578,109	$2,578,109

TOTAL SHORT TERM INVESTMENTS (Cost $2,578,109)		2,578,109

TOTAL INVESTMENTS - (100.0%) (Cost $54,174,642)		$64,223,861

Liabilities in Excess of Other Assets - (0.0%)(b)		(9,411)

NET ASSETS - (100.0%)		$64,214,450

(a)	Non-income producing security.
(b)	Less than 0.05%.

Common Abbreviations:

Ltd. - Limited.

The accompanying notes are an integral part of the financial statements.

24	1-888-462-5386 | www.oakfunds.com

Rock Oak Core Growth Fund	Schedules of Investments

As of October 31, 2011

Security Description	Shares	Value
COMMON STOCKS (97.7%)
CONSUMER DISCRETIONARY (13.7%)
Hotels, Restaurants & Leisure (12.0%)
Chipotle Mexican Grill, Inc.(a)	500	$168,060
Ctrip.com International, Ltd. ADR(a)	5,500	191,730
Las Vegas Sands Corp.(a)	4,800	225,360
Wynn Resorts, Ltd.	1,800	239,040

		824,190

Media (1.7%)
DISH Network Corp. - Class A(a)	5,000	120,850

CONSUMER STAPLES (6.0%)
Food & Staples Retailing (3.3%)
Whole Foods Market, Inc.	3,100	223,572

Personal Products (2.7%)
Herbalife, Ltd.	3,000	187,080

ENERGY (7.6%)
Energy Equipment & Services (7.6%)
National Oilwell Varco, Inc.	2,700	192,591
Transocean, Ltd.	3,500	200,025
Weatherford International, Ltd.(a)	8,600	133,300

		525,916

FINANCIALS (8.4%)
Consumer Finance (5.6%)
American Express Co.	4,900	248,038
Capital One Financial Corp.	3,000	136,980

		385,018

Real Estate Investment Trusts (2.8%)
Annaly Capital Management, Inc.	11,300	190,405

HEALTH CARE (16.4%)
Biotechnology (4.8%)
Gilead Sciences, Inc.(a)	7,900	329,114

Health Care Equipment & Supplies (1.9%)
Intuitive Surgical, Inc.(a)	300	130,158

Health Care Providers & Services (6.5%)
AmerisourceBergen Corp.	6,800	277,440
McKesson Corp.	2,100	171,255

		448,695

Annual Report | October 31, 2011	25

Schedules of Investments	Rock Oak Core Growth Fund

As of October 31, 2011

Security Description	Shares	Value
Health Care Technology (3.1%)
Cerner Corp.(a)	3,400	$215,662

Life Sciences Tools & Services (0.1%)
Illumina, Inc.(a)	300	9,186

INDUSTRIALS (7.8%)
Aerospace & Defense (2.2%)
ITT Corp.	3,300	150,480

Air Freight & Logistics (1.9%)
Expeditors International of Washington, Inc.	2,900	132,240

Construction & Engineering (1.9%)
Jacobs Engineering Group, Inc.(a)	3,400	131,920

Electrical Equipment (1.8%)
Rockwell Automation, Inc.	1,800	121,770

INFORMATION TECHNOLOGY (32.7%)
Communications Equipment (7.4%)
F5 Networks, Inc.(a)	1,800	187,110
Juniper Networks, Inc.(a)	5,175	126,632
Qualcomm, Inc.	3,800	196,080

		509,822

Internet Software & Services (3.9%)
Baidu, Inc. ADR(a)	1,900	266,342

IT Services (8.7%)
Cognizant Technology Solutions Corp. - Class A(a)	4,325	314,644
Mastercard, Inc. - Class A	825	286,473

		601,117

Semiconductors & Semiconductor Equipment (2.3%)
Broadcom Corp. - Class A(a)	4,300	155,187

Software (10.4%)
Salesforce.com, Inc.(a)	1,750	233,047
Symantec Corp.(a)	7,900	134,379
VMware, Inc. - Class A(a)	3,600	351,900

		719,326

MATERIALS (5.1%)
Chemicals (5.1%)
CF Industries Holdings, Inc.	900	146,043
Sociedad Quimica y Minera de Chile SA ADR	3,475	203,288

		349,331

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Rock Oak Core Growth Fund	Schedules of Investments

As of October 31, 2011

Security Description	Shares	Value
TOTAL COMMON STOCKS (Cost $5,181,165)		$6,727,381

SHORT TERM INVESTMENTS (2.7%)
Fidelity Institutional Money Market Government Portfolio - Class I (7 day yield 0.010%)	187,269	187,269

TOTAL SHORT TERM INVESTMENTS (Cost $187,269)		187,269

TOTAL INVESTMENTS - (100.4%) (Cost $5,368,434)		$6,914,650

Liabilities in Excess of Other Assets - (-0.4%)		(24,247)

NET ASSETS - (100.0%)		$6,890,403

(a)	Non-income producing security.

Common Abbreviations:

ADR - American Depositary Receipt.

Ltd. - Limited.

SA - Generally designates corporations in various countries, mostly those employing the civil law.

The accompanying notes are an integral part of the financial statements.

Annual Report | October 31, 2011	27

Schedules of Investments	River Oak Discovery Fund

As of October 31, 2011

Security Description	Shares	Value
COMMON STOCKS (95.2%)
CONSUMER DISCRETIONARY (6.1%)
Automobiles (3.1%)
Tesla Motors, Inc.(a)	10,700	$314,259

Media (3.0%)
Morningstar, Inc.	5,300	312,541

CONSUMER STAPLES (8.9%)
Beverages (4.0%)
The Boston Beer Co., Inc. - Class A(a)	4,700	415,856

Food Products (4.9%)
B&G Foods, Inc.	23,525	499,200

ENERGY (14.1%)
Energy Equipment & Services (14.1%)
Atwood Oceanics, Inc.(a)	6,600	282,084
CARBO Ceramics, Inc.	2,100	285,285
Dril-Quip, Inc.(a)	1,700	110,670
Oceaneering International, Inc.	11,200	468,496
Tesco Corp.(a)	20,100	310,947

		1,457,482

FINANCIALS (12.5%)
Capital Markets (4.9%)
Janus Capital Group, Inc.	29,400	192,864
Stifel Financial Corp.(a)	9,600	305,952

		498,816

Commercial Banks (3.0%)
PrivateBancorp, Inc.	28,700	312,830

Thrifts & Mortgage Finance (4.6%)
United Financial Bancorp, Inc.	13,100	211,434
ViewPoint Financial Group	20,600	265,122

		476,556

HEALTH CARE (14.3%)
Biotechnology (3.6%)
Cubist Pharmaceuticals, Inc.(a)	9,850	372,429

Health Care Providers & Services (3.2%)
HMS Holdings Corp.(a)	13,500	329,940

Life Sciences Tools & Services (2.0%)
Illumina, Inc.(a)	6,600	202,092

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River Oak Discovery Fund	Schedules of Investments

As of October 31, 2011

Security Description	Shares	Value
Pharmaceuticals (5.5%)
The Medicines Co.(a)	30,300	$567,216

INDUSTRIALS (2.2%)
Commercial Services & Supplies (0.7%)
EnergySolutions, Inc.(a)	20,100	75,777

Industrial Conglomerates (1.5%)
Raven Industries, Inc.	2,500	150,025

INFORMATION TECHNOLOGY (29.7%)
Communications Equipment (3.0%)
Acme Packet, Inc.(a)	8,600	311,406

Computers & Peripherals (0.3%)
STEC, Inc.(a)	2,900	32,828

Electronic Equipment & Instruments (2.0%)
Dolby Laboratories, Inc. - Class A(a)	7,100	207,604

Internet Software & Services (8.3%)
MercadoLibre, Inc.	7,600	495,520
NIC, Inc.	25,800	356,298

		851,818

Semiconductors & Semiconductor Equipment (2.4%)
Cavium, Inc.(a)	7,400	241,906
Veeco Instruments, Inc.(a)	300	8,007

		249,913

Software (13.7%)
AsiaInfo-Linkage, Inc.(a)	6,600	66,132
Factset Research Systems, Inc.	1,500	149,130
Fortinet, Inc.(a)	14,800	341,288
SolarWinds, Inc.(a)	14,200	409,812
Sourcefire, Inc.(a)	11,200	308,560
Verint Systems, Inc.(a)	4,600	137,080

		1,412,002

MATERIALS (7.4%)
Containers & Packaging (2.6%)
Greif, Inc. - Class A	6,000	268,680

Metals & Mining (4.8%)
Lynas Corp., Ltd. ADR(a)	175,000	220,500
Molycorp, Inc.(a)	7,200	275,544

		496,044

Annual Report | October 31, 2011	29

Schedules of Investments	River Oak Discovery Fund

As of October 31, 2011

Security Description	Shares	Value
TOTAL COMMON STOCKS (Cost $8,322,850)		$9,815,314

MASTER LIMITED PARTNERSHIPS (2.0%)
Terra Nitrogen Co., LP	1,200	204,468

TOTAL MASTER LIMITED PARTNERSHIPS (Cost $143,761)		204,468

SHORT TERM INVESTMENTS (25.7%)
Fidelity Institutional Money Market Government Portfolio - Class I (7 day yield 0.010%)	2,655,782	2,655,782

TOTAL SHORT TERM INVESTMENTS (Cost $2,655,782)		2,655,782

TOTAL INVESTMENTS - (122.9%) (Cost $11,122,393)		$12,675,564

Liabilities in Excess of Other Assets - (-22.9%)		(2,360,650)

NET ASSETS - (100.0%)		$10,314,914

(a)	Non-income producing security.

Common Abbreviations:

ADR - American Depositary Receipt.

LP - Limited Partnership.

Ltd. - Limited.

The accompanying notes are an integral part of the financial statements.

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Red Oak Technology Select Fund	Schedules of Investments

As of October 31, 2011

Security Description	Shares	Value
COMMON STOCKS (96.4%)
CONSUMER DISCRETIONARY (4.0%)
Internet & Catalog Retail (4.0%)
Amazon.com, Inc.(a)	13,700	$2,925,087

INDUSTRIALS (4.8%)
Aerospace & Defense (4.8%)
Huntington Ingalls Industries, Inc.(a)	35,866	1,058,047
Northrop Grumman Corp.	41,100	2,373,525

		3,431,572

INFORMATION TECHNOLOGY (86.6%)
Communications Equipment (3.6%)
Cisco Systems, Inc.	101,000	1,871,530
Research In Motion, Ltd.(a)	35,100	709,020

		2,580,550

Computers & Peripherals (22.1%)
Apple, Inc.(a)	3,960	1,602,929
Dell, Inc.(a)	103,300	1,633,173
EMC Corp.(a)	23,100	566,181
Hewlett-Packard Co.	45,000	1,197,450
International Business Machines Corp.	16,700	3,083,321
Lexmark International, Inc. - Class A(a)	73,000	2,314,100
Seagate Technology PLC	191,000	3,084,650
Western Digital Corp.(a)	92,500	2,464,200

		15,946,004

Electronic Equipment & Instruments (1.4%)
Corning, Inc.	70,000	1,000,300

Internet Software & Services (8.4%)
eBay, Inc.(a)	17,400	553,842
Google, Inc. - Class A(a)	3,300	1,955,712
IAC/InterActive Corp.(a)	67,000	2,735,610
Yahoo!, Inc.(a)	51,100	799,204

		6,044,368

IT Services (13.3%)
Accenture PLC - Class A	70,800	4,266,408
Alliance Data Systems Corp.(a)	23,000	2,356,120
Computer Sciences Corp.	50,000	1,573,000
Total System Services, Inc.	71,300	1,418,157

		9,613,685

Annual Report | October 31, 2011	31

Schedules of Investments	Red Oak Technology Select Fund

As of October 31, 2011

Security Description	Shares	Value
Semiconductors & Semiconductor Equipment (22.8%)
Applied Materials, Inc.	187,000	$2,303,840
Integrated Device Technology, Inc.(a)	203,700	1,238,496
Intel Corp.	56,000	1,374,240
KLA-Tencor Corp.	69,400	3,268,046
Marvell Technology Group, Ltd.(a)	124,400	1,740,356
Novellus Systems, Inc.(a)	27,000	932,850
Sigma Designs, Inc.(a)	62,318	519,732
Spansion, Inc. - Class A(a)	67,018	689,615
Texas Instruments, Inc.	57,000	1,751,610
Xilinx, Inc.	77,900	2,606,534

		16,425,319

Software (15.0%)
CA, Inc.	116,000	2,512,560
Check Point Software Technologies, Ltd.(a)	60,600	3,492,378
Symantec Corp.(a)	152,000	2,585,520
Synopsys, Inc.(a)	84,100	2,254,721

		10,845,179

TELECOMMUNICATION SERVICES (1.0%)
Wireless Telecommunication Services (1.0%)
Sprint Nextel Corp.(a)	269,000	691,330

TOTAL COMMON STOCKS (Cost $55,819,927)		69,503,394

SHORT TERM INVESTMENTS (4.1%)
Fidelity Institutional Money Market Government Portfolio - Class I (7 day yield 0.010%)	2,937,203	2,937,203

TOTAL SHORT TERM INVESTMENTS (Cost $2,937,203)		2,937,203

TOTAL INVESTMENTS - (100.5%) (Cost $58,757,130)		$72,440,597

Liabilities in Excess of Other Assets - (-0.5%)		(329,810)

NET ASSETS - (100.0%)		$72,110,787

(a)	Non-income producing security.

Common Abbreviations:

Ltd. - Limited.

PLC - Public Limited Company.

The accompanying notes are an integral part of the financial statements.

32	1-888-462-5386 | www.oakfunds.com

Black Oak Emerging Technology Fund	Schedules of Investments

As of October 31, 2011

Security Description	Shares	Value
COMMON STOCKS (95.9%)
CONSUMER DISCRETIONARY (2.5%)
Automobiles (2.5%)
Tesla Motors, Inc.(a)	25,000	$734,250

HEALTH CARE (8.7%)
Health Care Technology (6.0%)
Cerner Corp.(a)	27,600	1,750,668

Life Sciences Tools & Services (2.7%)
Illumina, Inc.(a)	25,500	780,810

INFORMATION TECHNOLOGY (79.4%)
Communications Equipment (7.6%)
Acme Packet, Inc.(a)	15,400	557,634
Qualcomm, Inc.	31,750	1,638,300

		2,195,934

Computers & Peripherals (8.8%)
Apple, Inc.(a)	4,300	1,740,554
NetApp, Inc.(a)	20,000	819,200

		2,559,754

Electronic Equipment & Instruments (2.4%)
Itron, Inc.(a)	18,900	695,331

Internet Software & Services (14.7%)
MercadoLibre, Inc.	24,600	1,603,920
NetEase.com, Inc. ADR(a)	21,200	1,004,244
NIC, Inc.	77,100	1,064,751
Sohu.com, Inc.(a)	9,700	585,880

		4,258,795

IT Services (7.5%)
Cognizant Technology Solutions Corp. - Class A(a)	28,150	2,047,913
Yucheng Technologies, Ltd.(a)	50,103	124,756

		2,172,669

Semiconductors & Semiconductor Equipment (4.8%)
Cavium, Inc.(a)	28,700	938,203
Micrel, Inc.	28,200	310,764
NVIDIA Corp.(a)	9,250	136,900

		1,385,867

Annual Report | October 31, 2011	33

Schedules of Investments	Black Oak Emerging Technology Fund

As of October 31, 2011

Security Description	Shares	Value
Software (33.6%)
ANSYS, Inc.(a)	24,200	$1,315,512
AsiaInfo-Linkage, Inc.(a)	21,100	211,422
Citrix Systems, Inc.(a)	17,300	1,259,959
Fortinet, Inc.(a)	47,400	1,093,044
Red Hat, Inc.(a)	25,800	1,280,970
Salesforce.com, Inc.(a)	12,000	1,598,040
SolarWinds, Inc.(a)	41,000	1,183,260
VMware, Inc. - Class A(a)	18,400	1,798,600

		9,740,807

MATERIALS (5.3%)
Metals & Mining (5.3%)
Lynas Corp., Ltd. ADR(a)	350,000	441,000
Molycorp, Inc.(a)	28,600	1,094,522

		1,535,522

TOTAL COMMON STOCKS (Cost $27,257,787)		27,810,407

SHORT TERM INVESTMENTS (4.3%)
Fidelity Institutional Money Market Government Portfolio - Class I (7 day yield 0.010%)	1,245,745	1,245,745

TOTAL SHORT TERM INVESTMENTS (Cost $1,245,745)		1,245,745

TOTAL INVESTMENTS - (100.2%) (Cost $28,503,532)		$29,056,152

Liabilities in Excess of Other Assets - (-0.2%)		(62,781)

NET ASSETS - (100.0%)		$28,993,371

(a)	Non-income producing security.

Common Abbreviations:

ADR - American Depositary Receipt.

Ltd. - Limited.

The accompanying notes are an integral part of the financial statements.

34	1-888-462-5386 | www.oakfunds.com

Live Oak Health Sciences Fund	Schedules of Investments

As of October 31, 2011

Security Description	Shares	Value
COMMON STOCKS (97.3%)
HEALTH CARE (97.3%)
Biotechnology (8.1%)
Amgen, Inc.	16,800	$962,136
Biogen Idec, Inc.(a)	11,500	1,338,140
Targacept, Inc.(a)	2,800	49,280

		2,349,556

Health Care Equipment & Supplies (23.7%)
Baxter International, Inc.	21,300	1,171,074
Becton Dickinson and Co.	15,000	1,173,450
Boston Scientific Corp.(a)	49,500	291,555
CareFusion Corp.(a)	23,900	611,840
Covidien PLC	24,100	1,133,664
CR Bard, Inc.	10,700	919,665
Greatbatch, Inc.(a)	43,000	960,190
Medtronic, Inc.	17,900	621,846

		6,883,284

Health Care Providers & Services (27.8%)
AmerisourceBergen Corp.	37,500	1,530,000
Cardinal Health, Inc.	24,600	1,089,042
Centene Corp.(a)	5,100	179,265
McKesson Corp.	17,050	1,390,428
Molina Healthcare, Inc.(a)	27,075	573,448
PharMerica Corp.(a)	75,942	1,184,695
UnitedHealth Group, Inc.	20,700	993,393
WellPoint, Inc.	16,600	1,143,740

		8,084,011

Life Sciences Tools & Services (7.8%)
Affymetrix, Inc.(a)	37,000	206,830
Agilent Technologies, Inc.(a)	14,500	537,515
Techne Corp.	8,900	612,320
Waters Corp.(a)	11,400	913,368

		2,270,033

Pharmaceuticals (29.9%)
AstraZeneca PLC ADR	24,200	1,159,422
Corcept Therapeutics, Inc.(a)	10,570	33,507
Eli Lilly & Co.	18,000	668,880
GlaxoSmithKline PLC ADR	23,600	1,057,044
Johnson & Johnson	15,700	1,010,923
Novartis AG ADR	17,400	982,578
Par Pharmaceutical Cos., Inc.(a)	27,300	835,380
Pfizer, Inc.	58,800	1,132,488
Sanofi ADR	31,392	1,122,264
Teva Pharmaceutical Industries, Ltd. ADR	16,700	682,195

		8,684,681

Annual Report | October 31, 2011	35

Schedules of Investments	Live Oak Health Sciences Fund

As of October 31, 2011

Security Description	Shares	Value
TOTAL COMMON STOCKS (Cost $23,075,192)		$28,271,565

RIGHTS (0.0%)(b)
HEALTH CARE (0.0%)(b)
Pharmaceuticals (0.0%)(b)
Sanofi CVR, Rights Expiration 12/31/2020(a)	6,500	5,785

TOTAL RIGHTS (Cost $15,632)		5,785

SHORT TERM INVESTMENTS (2.5%)
Fidelity Institutional Money Market Government Portfolio - Class I (7 day yield 0.010%)	723,651	723,651

TOTAL SHORT TERM INVESTMENTS (Cost $723,651)		723,651

TOTAL INVESTMENTS - (99.8%) (Cost $23,814,475)		$29,001,001

Assets in Excess of Other Liabilities - (0.2%)		70,178

NET ASSETS - (100.0%)		$29,071,179

(a)	Non-income producing security.
(b)	Less than 0.05%.

Common Abbreviations:

ADR - American Depositary Receipt.

AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares,

i.e., owned by shareholders.

CVR - Contingent Value Rights.

Ltd. - Limited.

PLC - Public Limited Company.

SA - Generally designates corporations in various countries, mostly those employing the civil law.

The accompanying notes are an integral part of the financial statements.

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OAK ASSOCIATES FUNDS

This Page Intentionally Left Blank

Statements of Assets and Liabilities

As of October 31, 2011

	White Oak Select Growth Fund	Pin Oak Equity Fund
Investments at cost	$180,222,935	$54,174,642

ASSETS:
Investments at market value	$241,820,966	$64,223,861
Receivable for capital shares sold	11,404	189,826
Receivable for investment securities sold	–	144,083
Dividends and interest receivable	16,250	43,116
Prepaid expenses	39,932	13,792
Total Assets	241,888,552	64,614,678
LIABILITIES:
Payable for fund shares redeemed	35,074	25,107
Investment advisory fees payable	147,158	37,194
Administration fees payable	18,806	5,066
Trustees’ fees payable	28,771	7,361
Payable for investment securities purchased	–	286,786
Principal financial officer fees payable	454	153
Other accrued expenses	101,469	38,561
Total Liabilities	331,732	400,228
Total Net Assets	$241,556,820	$64,214,450

NET ASSETS:
Paid-in capital (unlimited authorization - no par value)	$1,277,721,849	$162,204,764
Accumulated undistributed (overdistributed) net investment income	–	–
Accumulated net realized gain (loss) on investments	(1,097,763,060)	(108,039,533)
Net unrealized appreciation on investments	61,598,031	10,049,219
Total Net Assets	$241,556,820	$64,214,450

PORTFOLIO SHARES:
Net Assets	$241,556,820	$64,214,450
Total shares outstanding at end of period	6,179,186	2,251,353
Net asset value, offering and redemption price per share (net assets ÷ shares outstanding)	$39.09	$28.52

The accompanying notes are an integral part of the financial statements.

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Rock Oak Core Growth Fund	River Oak Discovery Fund	Red Oak Technology Select Fund	Black Oak Emerging Technology Fund	Live Oak Health Sciences Fund
$5,368,434	$11,122,393	$58,757,130	$28,503,532	$23,814,475

$6,914,650	$12,675,564	$72,440,597	$29,056,152	$29,001,001
–	300	43,547	1,225	168,744
–	2,129,113	97,764	–	130,326
1,907	1,237	57,490	10	7,458
4,570	9,665	22,829	8,422	11,906
6,921,127	14,815,879	72,662,227	29,065,809	29,319,435

11,609	4,237	54,433	18,774	32,754
1,320	5,252	42,245	17,296	17,188
848	1,132	5,697	2,435	2,526
853	1,291	7,949	3,768	3,425
–	4,472,475	393,651	–	170,362
13	20	125	56	53
16,081	16,558	47,340	30,109	21,948
30,724	4,500,965	551,440	72,438	248,256
$6,890,403	$10,314,914	$72,110,787	$28,993,371	$29,071,179

$5,370,045	$8,808,143	$98,237,685	$32,969,446	$22,805,496
–	–	–	–	113,600
(25,858)	(46,400)	(39,810,365)	(4,528,695)	965,557
1,546,216	1,553,171	13,683,467	552,620	5,186,526
$6,890,403	$10,314,914	$72,110,787	$28,993,371	$29,071,179

$6,890,403	$10,314,914	$72,110,787	$28,993,371	$29,071,179
592,210	808,141	7,512,321	10,414,519	2,077,245
$11.64	$12.76	$9.60	$2.78	$14.00

Annual Report | October 31, 2011	39

Statements of Operations

For the Year Ended October 31, 2011

	White Oak Select Growth Fund	Pin Oak Equity Fund
INVESTMENT INCOME:
Dividends	$2,783,391	$703,885
Interest	66	306
Less: Foreign withholding tax	(27,856)	–
Total Investment Income	2,755,601	704,191
EXPENSES:
Investment advisory fees	1,921,766	498,206
Administration fees	223,513	59,484
Trustees’ fees	105,460	23,225
Legal and audit fees	95,394	32,180
Transfer agent fees	445,241	132,213
Registration fees	15,752	16,751
Printing fees	55,439	12,870
Custodian fees	11,698	6,477
Principal financial officer fees	5,589	1,585
Insurance and other fees	76,790	27,361
Total Expenses	2,956,642	810,352
Less: Investment advisory fees waived	–	–
Net Expenses	2,956,642	810,352
Net Investment Income (Loss)	(201,041)	(106,161)
Net realized gain on securities sold	23,554,204	10,668,033
Net change in unrealized appreciation (depreciation) of investment securities	(12,133,501)	(5,775,317)
Net Realized and Unrealized Gain (Loss) on Investments	11,420,703	4,892,716
Net Increase/(Decrease) in Net Assets Resulting From Operations	$11,219,662	$4,786,555

The accompanying notes are an integral part of the financial statements.

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Rock Oak Core Growth Fund	River Oak Discovery Fund	Red Oak Technology Select Fund	Black Oak Emerging Technology Fund	Live Oak Health Sciences Fund

$64,461	$79,785	$602,319	$69,810	$430,079
32	118	350	1,137	178
(597)	–	–	–	(17,665)
63,896	79,903	602,669	70,947	412,592

52,637	96,833	501,807	277,777	177,180
7,900	11,171	60,024	33,426	22,551
3,137	4,687	28,292	16,915	10,582
15,356	16,530	34,672	26,328	20,450
17,503	17,889	204,420	108,950	41,680
14,474	8,427	17,137	15,508	11,097
2,036	2,425	19,865	9,432	4,855
543	1,089	4,340	2,692	2,524
162	244	1,539	868	544
3,317	4,194	19,781	13,457	7,528
117,065	163,489	891,877	505,353	298,991
(28,152)	(18,240)	–	–	–
88,913	145,249	891,877	505,353	298,991
(25,017)	(65,346)	(289,208)	(434,406)	113,601
219,334	4,252	8,323,742	1,005,786	965,557
88,246	(66,227)	(1,034,760)	(1,296,949)	1,443,672
307,580	(61,975)	7,288,982	(291,163)	2,409,229
$282,563	$(127,321)	$6,999,774	$(725,569)	$2,522,830

Annual Report | October 31, 2011	41

Statements of Changes in Net Assets

	White Oak Select Growth Fund		Pin Oak Equity Fund
	For The Year Ended October 31, 2011	For The Year Ended October 31, 2010	For The Year Ended October 31, 2011	For The Year Ended October 31, 2010
INVESTMENT ACTIVITITES:
Net investment income (loss)	$(201,041)	$(1,732,861)	$(106,161)	$294,624
Net realized gain on securities sold	23,554,204	45,233,523	10,668,033	18,281,015
Net change in unrealized appreciation (depreciation) of investment securities	(12,133,501)	7,591,121	(5,775,317)	(864,559)
Net Increase (Decrease) in Net Assets Resulting from Operations	11,219,662	51,091,783	4,786,555	17,711,080

DISTRIBUTIONS TO SHAREHOLDERS:
Net income	–	–	(219,936)	(74,688)
Realized capital gains	–	–	–	–
Total Distributions	–	–	(219,936)	(74,688)

CAPITAL SHARE TRANSACTIONS (IN DOLLARS):
Shares issued	8,834,933	30,067,137	15,384,694	55,782,117
Shares issued in lieu of cash distributions	–	–	208,139	71,207
Shares redeemed	(37,682,261)	(141,332,935)	(25,789,978)	(122,176,693)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(28,847,328)	(111,265,798)	(10,197,145)	(66,323,369)
Total Increase (Decrease) in Net Assets	(17,627,666)	(60,174,015)	(5,630,526)	(48,686,977)
NET ASSETS:
Beginning of period	259,184,486	319,358,501	69,844,976	118,531,953
End of period	$241,556,820	$259,184,486	$64,214,450	$69,844,976

Including accumulated undistributed net investment income	$–	$–	$–	$219,936

SHARES ISSUED AND REDEEMED:
Issued	218,861	880,571	521,981	2,205,240
Issued in lieu of cash distributions	–	–	7,402	2,819
Redeemed	(940,386)	(4,137,051)	(888,042)	(4,809,662)
Net Increase (Decrease) in Share Transactions	(721,525)	(3,256,480)	(358,659)	(2,601,603)

The accompanying notes are an integral part of the financial statements.

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Rock Oak Core Growth Fund		River Oak Discovery Fund		Red Oak Technology Select Fund
For The Year Ended October 31, 2011	For The Year Ended October 31, 2010	For The Year Ended October 31, 2011	For The Year Ended October 31, 2010	For The Year Ended October 31, 2011	For The Year Ended October 31, 2010

$(25,017)	$(36,213)	$(65,346)	$(75,100)	$(289,208)	$(476,368)
219,334	733,651	4,252	1,055,480	8,323,742	10,109,691
88,246	578,115	(66,227)	406,047	(1,034,760)	4,654,333
282,563	1,275,553	(127,321)	1,386,427	6,999,774	14,287,656

–	–	–	–	–	–
–	–	(130,972)	–	–	–
–	–	(130,972)	–	–	–

812,464	559,003	2,467,112	1,410,296	11,958,223	8,590,819
–	–	128,699	–	–	–
(948,447)	(889,040)	(1,147,156)	(1,918,585)	(12,262,647)	(30,973,816)
(135,983)	(330,037)	1,448,655	(508,289)	(304,424)	(22,382,997)
146,580	945,516	1,190,362	878,138	6,695,350	(8,095,341)

6,743,823	5,798,307	9,124,552	8,246,414	65,415,437	73,510,778
$6,890,403	$6,743,823	$10,314,914	$9,124,552	$72,110,787	$65,415,437

$–	$–	$–	$–	$–	$–

65,828	55,197	171,104	118,033	1,274,983	1,096,472
–	–	9,662	–	–	–
(77,904)	(88,834)	(83,338)	(160,078)	(1,307,236)	(3,997,077)
(12,076)	(33,637)	97,428	(42,045)	(32,253)	(2,900,605)

Annual Report | October 31, 2011	43

Statements of Changes in Net Assets

	Black Oak Emerging Technology Fund		Live Oak Health Sciences Fund
	For The Year Ended October 31, 2011	For The Year Ended October 31, 2010	For The Year Ended October 31, 2011	For The Year Ended October 31, 2010
INVESTMENT ACTIVITITES:
Net investment income (loss)	$(434,406)	$(409,782)	$113,601	$32,926
Net realized gain on securities sold	1,005,786	16,228,153	965,557	912,605
Net change in unrealized appreciation (depreciation) of investment securities	(1,296,949)	(4,913,420)	1,443,672	2,401,566
Net Increase (Decrease) in Net Assets Resulting from Operations	(725,569)	10,904,951	2,522,830	3,347,097

DISTRIBUTIONS TO SHAREHOLDERS:
Net income	–	–	(32,926)	–
Realized capital gains	–	–	(912,476)	(593,292)
Total Distributions	–	–	(945,402)	(593,292)

CAPITAL SHARE TRANSACTIONS (IN DOLLARS):
Shares issued	6,829,946	15,446,028	12,417,643	3,595,743
Shares issued in lieu of cash distributions	–	–	923,428	581,370
Shares redeemed	(20,825,249)	(20,233,340)	(5,442,774)	(3,584,998)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(13,995,303)	(4,787,312)	7,898,297	592,115
Total Increase (Decrease) in Net Assets	(14,720,872)	6,117,639	9,475,725	3,345,920
NET ASSETS:

Beginning of period	43,714,243	37,596,604	19,595,454	16,249,534
End of period	$28,993,371	$43,714,243	$29,071,179	$19,595,454

Including accumulated undistributed net investment income (loss)	$–	$–	$113,600	$32,926

SHARES ISSUED AND REDEEMED:
Issued	2,206,626	6,031,275	886,012	296,580
Issued in lieu of cash distributions	–	–	73,933	49,478
Redeemed	(6,682,886)	(8,339,357)	(409,127)	(296,453)
Net Increase (Decrease) in Share Transactions	(4,476,260)	(2,308,082)	550,818	49,605

The accompanying notes are an integral part of the financial statements.

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OAK ASSOCIATES FUNDS

This Page Intentionally Left Blank

Financial Highlights

For a share outstanding throughout the years ended

Year Ended October 31, 2011
WHITE OAK SELECT GROWTH FUND
Net Asset Value Beginning of Period	$37.56
Income (Loss) From Operations
Net Investment Income (Loss)(a)	(0.03)
Realized and Unrealized Gain or (Losses) in Securities(a)	1.56
Total From Operations	1.53

Less Distributions:
Dividends from Net Investment Income	–
Distributions from Capital Gains	–
Total Dividends and Distributions	–
Net Asset Value End of Period	$39.09

Total Return(b)	4.07%
Net Assets End of Period (000)	$241,557

Ratio of Net Expenses to Average Net Assets	1.14%
Ratio of Net Investment Loss to Average Net Assets	(0.08)%
Ratio of Net Expenses to Average Net Assets (Excluding Fees Paid Indirectly)	N/A
Ratio of Expenses to Average Net Assets (Excluding Waivers and/or Fees Paid Indirectly)	1.14%
Portfolio Turnover Rate	12%

(a)	Per share calculations were performed using average shares for the period.
(b)	Figures do not reflect the deduction of taxes the shareholder will pay on fund distributions or redemption of fund shares.

The accompanying notes are an integral part of the financial statements.

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Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2007

$31.44	$23.89	$39.49	$31.91

(0.20)	(0.18)	(0.23)	(0.12)
6.32	7.73	(15.37)	7.70
6.12	7.55	(15.60)	7.58

–	–	–	–
–	–	–	–
–	–	–	–
$37.56	$31.44	$23.89	$39.49

19.47%	31.60%	(39.50)%	23.75%
$259,184	$319,359	$215,862	$439,978

1.25%	1.25%	1.25%	1.25%
(0.58)%	(0.70)%	(0.70)%	(0.34)%
N/A	1.25%	1.25%	1.25%
1.34%	1.51%	1.41%	1.28%
14%	31%	25%	29%

Annual Report | October 31, 2011	47

Financial Highlights

For a share outstanding throughout the years ended

Year Ended October 31, 2011
PIN OAK EQUITY FUND
Net Asset Value Beginning of Period	$26.76
Income (Loss) From Operations
Net Investment Income (Loss)(a)	(0.05)
Realized and Unrealized Gain or (Losses) in Securities(a)	1.90
Total From Operations	1.85

Less Distributions:
Dividends from Net Investment Income	(0.09)
Distributions from Capital Gains	–
Total Dividends and Distributions	(0.09)
Net Asset Value End of Period	$28.52

Total Return(b)	6.92%
Net Assets End of Period (000)	$64,214

Ratio of Net Expenses to Average Net Assets	1.20%
Ratio of Net Investment Income/(Loss) to Average Net Assets	(0.16)%
Ratio of Net Expenses to Average Net Assets (Excluding Fees Paid Indirectly)	N/A
Ratio of Expenses to Average Net Assets (Excluding Waivers and/or Fees Paid Indirectly)	1.20%
Portfolio Turnover Rate	27%

(a)	Per share calculations were performed using average shares for the period.
(b)	Figures do not reflect the deduction of taxes the shareholder will pay on fund distributions or redemption of fund shares.

The accompanying notes are an integral part of the financial statements.

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Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2007

$22.74	$15.58	$27.46	$21.18

0.07	(0.11)	(0.08)	(0.12)
3.96	7.27	(11.80)	6.40
4.03	7.16	(11.88)	6.28

(0.01)	–	–	–
–	–	–	–
(0.01)	–	–	–
$26.76	$22.74	$15.58	$27.46

17.74%	45.96%	(43.26)%	29.65%
$69,845	$118,532	$36,198	$90,901

1.25%	1.25%	1.25%	1.25%
0.27%	(0.58)%	(0.34)%	(0.50)%
N/A	1.25%	1.25%	1.25%
1.33%	1.60%	1.51%	1.35%
35%	16%	38%	18%

Annual Report | October 31, 2011	49

Financial Highlights

For a share outstanding throughout the years ended

Year Ended October 31, 2011
ROCK OAK CORE GROWTH FUND
Net Asset Value Beginning of Period	$11.16
Income (Loss) From Operations
Net Investment Loss(a)	(0.04)
Realized and Unrealized Gain or (Losses) in Securities(a)	0.52
Total From Operations	0.48
Less Distributions:
Dividends from Net Investment Income	–
Distributions from Capital Gains	–
Total Dividends and Distributions	–
Net Asset Value End of Period	$11.64

Total Return(b)	4.30%
Net Assets End of Period (000)	$6,890

Ratio of Net Expenses to Average Net Assets	1.25%
Ratio of Net Investment Loss to Average Net Assets	(0.35)%
Ratio of Net Expenses to Average Net Assets (Excluding Fees Paid Indirectly)	N/A
Ratio of Expenses to Average Net Assets (Excluding Waivers and/or Fees Paid Indirectly)	1.65%
Portfolio Turnover Rate	40%

(a)	Per share calculations were performed using average shares for the period.
(b)	Figures do not reflect the deduction of taxes the shareholder will pay on fund distributions or redemption of fund shares.

The accompanying notes are an integral part of the financial statements.

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Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2007

$9.09	$7.28	$13.45	$10.68

(0.06)	(0.04)	(0.06)	(0.07)
2.13	1.85	(5.54)	2.84
2.07	1.81	(5.60)	2.77

–	–	–	–
–	–	(0.57)	–
–	–	(0.57)	–
$11.16	$9.09	$7.28	$13.45

22.77%	24.86%	(43.43)%	25.94%
$6,744	$5,798	$4,571	$8,389

1.25%	1.25%	1.25%	1.25%
(0.59)%	(0.56)%	(0.53)%	(0.57)%
N/A	1.25%	1.25%	1.25%
1.54%	1.82%	1.56%	1.46%
62%	45%	92%	86%

Annual Report | October 31, 2011	51

Financial Highlights

For a share outstanding throughout the years ended

Year Ended October 31, 2011
RIVER OAK DISCOVERY FUND
Net Asset Value Beginning of Period	$12.84
Income (Loss) From Operations
Net Investment Loss(a)	(0.08)
Realized and Unrealized Gain or (Losses) in Securities(a)	0.18
Total From Operations	0.10

Less Distributions:
Dividends from Net Investment Income	–
Distributions from Capital Gains	(0.18)
Total Dividends and Distributions	(0.18)
Net Asset Value End of Period	$12.76

Total Return(b)	0.74%
Net Assets End of Period (000)	$10,315
Ratio of Net Expenses to Average Net Assets	1.35%
Ratio of Net Investment Loss to Average Net Assets	(0.61)%
Ratio of Net Expenses to Average Net Assets (Excluding Fees Paid Indirectly)	N/A
Ratio of Expenses to Average Net Assets (Excluding Waivers and/or Fees Paid Indirectly)	1.52%
Portfolio Turnover Rate	92%

(a)	Per share calculations were performed using average shares for the period.
(b)	Figures do not reflect the deduction of taxes the shareholder will pay on fund distributions or redemption of fund shares.

The accompanying notes are an integral part of the financial statements.

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Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2007

$10.96	$7.86	$14.80	$11.56

(0.10)	(0.09)	(0.08)	(0.12)
1.98	3.19	(6.46)	3.36
1.88	3.10	(6.54)	3.24

–	–	–	–
–	–	(0.40)	–
–	–	(0.40)	–
$12.84	$10.96	$7.86	$14.80

17.15%	39.44%	(45.31)%	28.03%
$9,125	$8,247	$4,168	$7,823
1.35%	1.35%	1.35%	1.35%
(0.83)%	(1.03)%	(0.68)%	(0.92)%
N/A	1.35%	1.35%	1.35%
1.57%	1.92%	1.76%	1.72%
56%	67%	145%	148%

Annual Report | October 31, 2011	53

Financial Highlights

For a share outstanding throughout the years ended

Year Ended October 31, 2011
RED OAK TECHNOLOGY SELECT FUND
Net Asset Value Beginning of Period	$8.67
Income (Loss) From Operations
Net Investment Loss(a)	(0.04)
Realized and Unrealized Gain or (Losses) in Securities(a)	0.97
Total From Operations	0.93

Less Distributions:
Dividends from Net Investment Income	–
Distributions from Capital Gains	–
Total Dividends and Distributions	–
Net Asset Value End of Period	$9.60

Total Return(b)	10.73%
Net Assets End of Period (000)	$72,111

Ratio of Net Expenses to Average Net Assets	1.32%
Ratio of Net Investment Loss to Average Net Assets	(0.43)%
Ratio of Net Expenses to Average Net Assets (Excluding Fees Paid Indirectly)	N/A
Ratio of Expenses to Average Net Assets (Excluding Waivers and/or Fees Paid Indirectly)	1.32%
Portfolio Turnover Rate	24%

(a)	Per share calculations were performed using average shares for the period.
(b)	Figures do not reflect the deduction of taxes the shareholder will pay on fund distributions or redemption of fund shares.

The accompanying notes are an integral part of the financial statements.

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Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2007

$7.04	$4.92	$8.75	$6.90

(0.05)	(0.03)	(0.06)	(0.03)
1.68	2.15	(3.77)	1.88
1.63	2.12	(3.83)	1.85

–	–	–	–
–	–	–	–
–	–	–	–
$8.67	$7.04	$4.92	$8.75

23.15%	43.09%	(43.77)%	26.81%
$65,415	$73,511	$44,079	$115,005

1.35%	1.35%	1.35%	1.35%
(0.70)%	(0.56)%	(0.80)%	(0.40)%
N/A	1.35%	1.35%	1.35%
1.53%	1.82%	1.58%	1.40%
28%	30%	17%	11%

Annual Report | October 31, 2011	55

Financial Highlights

For a share outstanding throughout the years ended

Year Ended October 31, 2011
BLACK OAK EMERGING TECHNOLOGY FUND
Net Asset Value Beginning of Period	$2.94
Income (Loss) From Operations
Net Investment Loss(a)	(0.04)
Realized and Unrealized Gain or (Losses) in Securities(a)	(0.12)
Total From Operations	(0.16)

Less Distributions:
Dividends from Net Investment Income	–
Distributions from Capital Gains	–
Total Dividends and Distributions	–
Net Asset Value End of Period	$2.78

Total Return(b)	(5.44)%
Net Assets End of Period (000)	$28,993

Ratio of Net Expenses to Average Net Assets	1.35%
Ratio of Net Investment Loss to Average Net Assets	(1.16)%
Ratio of Net Expenses to Average Net Assets (Excluding Fees Paid Indirectly)	N/A
Ratio of Expenses to Average Net Assets (Excluding Waivers and/or Fees Paid Indirectly)	1.35%
Portfolio Turnover Rate	54%

(a)	Per share calculations were performed using average shares for the period.
(b)	Figures do not reflect the deduction of taxes the shareholder will pay on fund distributions or redemption of fund shares.

The accompanying notes are an integral part of the financial statements.

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Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2007

$2.19	$1.63	$2.94	$2.21

(0.03)	(0.02)	(0.02)	(0.03)
0.78	0.58	(1.29)	0.76
0.75	0.56	(1.31)	0.73

–	–	–	–
–	–	–	–
–	–	–	–
$2.94	$2.19	$1.63	$2.94

34.25%	34.36%	(44.56)%	33.03%
$43,714	$37,596	$19,478	$39,810

1.35%	1.35%	1.35%	1.35%
(1.16)%	(1.15)%	(0.94)%	(1.04)%
N/A	1.35%	1.35%	1.35%
1.55%	1.93%	1.76%	1.62%
99%	49%	79%	76%

Annual Report | October 31, 2011	57

Financial Highlights

For a share outstanding throughout the years ended

Year Ended October 31, 2011
LIVE OAK HEALTH SCIENCES FUND
Net Asset Value Beginning of Period	$12.84
Income (Loss) From Operations
Net Investment Income (Loss)(a)	0.06
Realized and Unrealized Gain or (Losses) in Securities(a)	1.72
Total From Operations	1.78

Less Distributions:
Dividends from Net Investment Income	(0.02)
Distributions from Capital Gains	(0.60)
Total Dividends and Distributions	(0.62)
Net Asset Value End of Period	$14.00

Total Return(b)	14.46%
Net Assets End of Period (000)	$29,071

Ratio of Net Expenses to Average Net Assets	1.25%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.47%
Ratio of Net Expenses to Average Net Assets (Excluding Fees Paid Indirectly)	N/A
Ratio of Expenses to Average Net Assets (Excluding Waivers and/or Fees Paid Indirectly)	1.25%
Portfolio Turnover Rate	17%

(a)	Per share calculations were performed using average shares for the period.
(b)	Figures do not reflect the deduction of taxes the shareholder will pay on fund distributions or redemption of fund shares.

The accompanying notes are an integral part of the financial statements.

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Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2007

$11.00	$9.48	$12.41	$11.18

0.02	(0.01)	(0.04)	(0.01)
2.22	1.53	(2.89)	1.24
2.24	1.52	(2.93)	1.23

–	–	–	–
(0.40)	–	–	–
(0.40)	–	–	–
$12.84	$11.00	$9.48	$12.41

20.66%	16.03%	(23.61)%	11.00%
$19,595	$16,249	$14,013	$21,354

1.35%	1.35%	1.35%	1.35%
0.17%	0.08%	(0.36)%	(0.11)%
N/A	1.35%	1.35%	1.35%
1.38%	1.61%	1.52%	1.37%
22%	31%	25%	28%

Annual Report | October 31, 2011	59

Notes to Financial Statements

As of October 31, 2011

1. ORGANIZATION :

The Oak Associates Funds (the “Trust”) is organized as a Massachusetts business trust under an Agreement and Declaration of Trust dated November 6, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open–end management investment company with seven funds: White Oak Select Growth Fund, Pin Oak Equity Fund, Rock Oak Core Growth Fund and River Oak Discovery Fund (diversified funds); Red Oak Technology Select Fund, Black Oak Emerging Technology Fund and Live Oak Health Sciences Fund (non–diversified funds) (collectively referred to as “Funds” and individually referred to as a “Fund”). The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Funds’ prospectus provides a description of each Fund’s investment objectives, policies and strategies.

2. SIGNIFICANT ACCOUNTING POLICIES :

Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations and expenses during the reporting period. Actual results could differ from those estimates, and could have a material impact to the Funds.

Security Valuation – Investments in equity securities, which are traded on a national exchange, are stated at the last quoted sales price if readily available for such equity securities on each business day. Investments in equity securities, which are reported on the NASDAQ national market system are valued at the official closing price; other equity securities traded in the over–the–counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the most recently quoted bid price. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost, which approximates market value.

Redeemable securities issued by open–end registered investment companies are valued at the investment company’s applicable net asset value.

Securities for which market prices are not “readily available” (of which there were none as of October 31, 2011) are valued in accordance with Fair Value Procedures established by the Funds’ Board of Trustees. The Funds’ Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Funds’ Board of Trustees. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de–listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; a significant event with respect to a security or securities has occurred after the close of the market or exchange on which the security or securities principally trades and before the time the Fund calculates net asset value; or trading of the security is subject to local government–imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

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Notes to Financial Statements

As of October 31, 2011

Security Transactions and Investment Income – Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex–dividend date, and interest income is recognized on the actual basis. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold.

Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Expenses – Expenses that are directly related to one of the Funds are charged to that Fund. Other operating expenses of the Trust are prorated to the Funds on the basis of relative daily net assets.

Repurchase Agreements – The Funds invest in tri–party repurchase agreements. Securities held as collateral for tri–party repurchase agreements are maintained by the broker’s custodian bank in a segregated account until maturity of the repurchase agreement. Provisions of the repurchase agreements and procedures adopted by the Board of Trustees require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared and paid to shareholders on an annual basis, as applicable. Net realized capital gains on sales of securities, if any, are distributed to shareholders at least annually. Distributions to shareholders are determined in accordance with income tax regulations and are recorded on the ex–dividend date.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. Therefore, the source of the fund’s distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain, or from paid–in–capital, depending upon the type of book/tax differences that may exist.

3. FAIR VALUE MEASUREMENTS:

A three–tier hierarchy has been established for fair value measurement based on the extent of use of “observable inputs” as compared to “unobservable inputs” for disclosure purposes and requires additional disclosures about these valuations measurements. Inputs refer broadly to the assumptions that market participants would use in pricing a security. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the security developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the security developed based on the best information available in the circumstances.

The three–tier hierarchy is summarized as follows:

1)	Level 1 – Quoted and Unadjusted prices in active markets for identical securities
2)	Level 2 – Other Significant Observable Inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
3)	Level 3 – Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments)

Annual Report | October 31, 2011	61

Notes to Financial Statements

As of October 31, 2011

The following is a summary of the inputs used to value each Fund’s investments as of October 31, 2011.

	Level 1	Level 2	Level 3	Total
WHITE OAK SELECT GROWTH FUND
Assets
Common Stocks	$241,744,540	$–	$–	$241,744,540
Short Term Investments	76,426	–	–	76,426
Total	$241,820,966	$–	$–	$241,820,966

PIN OAK EQUITY FUND
Assets
Common Stocks	$61,645,752	$–	$–	$61,645,752
Short Term Investments	2,578,109	–	–	2,578,109
Total	$64,223,861	$–	$–	$64,223,861

ROCK OAK CORE GROWTH FUND
Assets
Common Stocks	$6,727,381	$–	$–	$6,727,381
Short Term Investments	187,269	–	–	187,269
Total	$6,914,650	$–	$–	$6,914,650

RIVER OAK DISCOVERY FUND
Assets
Common Stocks	$9,815,314	$–	$–	$9,815,314
Master Limited Partnerships	204,468			204,468
Short Term Investments	2,655,782	–	–	2,655,782
Total	$12,675,564	$–	$–	$12,675,564

RED OAK TECHNOLOGY SELECT FUND
Assets
Common Stocks	$69,503,394	$–	$–	$69,503,394
Short Term Investments	2,937,203	–	–	2,937,203
Total	$72,440,597	$–	$–	$72,440,597

BLACK OAK EMERGING TECHNOLOGY FUND
Assets
Common Stocks	$27,810,407	$–	$–	$27,810,407
Short Term Investments	1,245,745	–	–	1,245,745
Total	$29,056,152	$–	$–	$29,056,152

LIVE OAK HEALTH SCIENCES FUND
Assets
Common Stocks	$28,271,565	$–	$–	$28,271,565
Rights	5,785	–	–	5,785
Short Term Investments	723,651	–	–	723,651
Total	$29,001,001	$–	$–	$29,001,001

The above tables are presented by levels of disaggregation for each asset class. For detailed descriptions of the underlying industries, see the accompanying Schedules of Investments. There were no significant transfers into or out of Level 1 and 2 during the period. There were no Level 3 securities held during the period.

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Notes to Financial Statements

As of October 31, 2011

4. TRANSACTIONS WITH AFFILIATES:

Certain officers of the Trust are also officers of Oak Associates, Ltd., ALPS Fund Services, Inc. (the “Administrator”) and/or ALPS Distributors, Inc. (the “Distributor”). Such officers are paid no fees by the Trust for serving as officers of the Trust.

5. ADMINISTRATION, TRANSFER AGENT AND DISTRIBUTION AGREEMENTS:

Administration: ALPS Fund Services, Inc. (the “Administrator”) serves as administrator to the Trust. The Trust and the Administrator have entered into an administration agreement dated May 17, 2010 (the “Administration Agreement”). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting, fund accounting services, including calculating the Funds’ daily net asset value, and all necessary office space, equipment, personnel and facilities. The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for a period of one year after the effective date of the agreement and shall continue in effect for successive periods of one year unless terminated by either party on not less than 60 days’ prior written notice to the other party.

Transfer Agent: As of May 17, 2010, ALPS Fund Services, Inc. (the “Transfer Agent”) serves as transfer agent, dividend paying agent and shareholder service agent for the Trust under a transfer agency services agreement with the Trust.

Distribution: The Trust and ALPS Distributors, Inc. (the “Distributor”), an affiliate of the Administrator, are parties to a distribution agreement dated May 17, 2010 (the “Distribution Agreement”) whereby the Distributor acts as principal underwriter for the Trust’s shares. The Distributor agreed to use its best efforts in distributing Fund shares but is not obligated to sell any particular number of shares. The Distributor does not receive compensation under the Distribution Agreement for distribution of Fund shares.

6. INVESTMENT ADVISORY AND CUSTODIAN AGREEMENTS:

The Trust and the Adviser are parties to an Investment Advisory Agreement dated February 27,1998, as last amended May 4, 2005, under which the Adviser receives an annual fee equal to 0.74% of the average daily net assets of each Fund, except for the River Oak Discovery Fund for which the Adviser receives 0.90% of the average daily net assets of the Fund. Effective February 28, 2008, the Adviser has agreed to contractually waive all or a portion of its fees (and to reimburse the Funds’ expenses if necessary) in order to limit operating expenses to not more than 1.25% of the average daily net assets of the White Oak Select Growth, Rock Oak Core Growth and Pin Oak Equity Funds, and 1.35% of the average daily net assets of the River Oak Discovery, Red Oak Technology Select, Black Oak Emerging Technology and Live Oak Health Sciences Funds for one year periods. Effective March 1, 2011 the Adviser contractually agreed to continue this arrangement through February 29, 2012.

U.S. Bank N.A. acts as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

Annual Report | October 31, 2011	63

Notes to Financial Statements

As of October 31, 2011

7. INVESTMENT TRANSACTIONS:

The cost of security purchases and the proceeds from security sales, other than short–term investments, for the fiscal year ended October 31, 2011, were as follows:

	Purchases	Sales
White Oak Select Growth Fund	$30,063,965	$58,276,393
Pin Oak Equity Fund	18,318,771	31,704,043
Rock Oak Core Growth Fund	2,802,181	2,894,886
River Oak Discovery Fund	11,083,542	9,506,880
Red Oak Technology Select Fund	16,162,501	17,856,847
Black Oak Emerging Technology Fund	19,501,457	30,326,265
Live Oak Health Sciences Fund	10,371,348	3,895,522

8. FEDERAL INCOME TAXES:

Each of the Funds is classified as a separate taxable entity for Federal income tax purposes. Each of the Funds intends to continue to qualify as a separate “regulated investment company” under Sub– chapter M of the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required.

To the extent that dividends from net investment income and distributions from net realized capital gains exceed amounts reported in the financial statements, such amounts are reported separately.

The amounts of dividends from net investment income and distributions from net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/ tax differences are either temporary or permanent in nature. The character of dividends from net investment income or distributions from net realized gains made during the year, and the timing of dividends and distributions where the fiscal year in which the amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Funds. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise. These differences are primarily due to the reclass of distributions on net operating losses and expiration of capital loss carryforwards.

Accordingly, the following permanent differences have been reclassified to/from the following accounts:

Fund	(Over)/ Undistributed Net Investment Income	Accumulated Capital Gains/ (Losses)	Paid–in Capital
White Oak Select Growth Fund	$201,041	$183,047,477	$(183,248,518)
Pin Oak Equity Fund	106,161	169,418,514	(169,524,675)
Rock Oak Core Growth Fund	25,017	–	(25,017)
River Oak Discovery Fund	65,346	9,826	(75,172)
Red Oak Technology Select Fund	289,208	285,351,745	(285,640,953)
Black Oak Emerging Technology Fund	434,406	14,075,727	(14,510,133)
Live Oak Health Sciences Fund	(1)	–	1

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Notes to Financial Statements

As of October 31, 2011

The tax character of the distributions paid by the Funds for the fiscal year ended October 31, 2011 is as follows:

Fund	Ordinary Income	Long–Term Capital Gain	Total
Pin Oak Equity Fund	$219,936	$–	$219,936
River Oak Discovery Fund	–	130,972	130,972
Live Oak Health Sciences Fund	442,160	503,242	945,402

As of October 31, 2011, the components of distributable earnings on a tax basis were as follows:

	Undistributed Net Investment Income	Accumulated Capital Gains/ (Losses)	Unrealized Appreciation	Total
White Oak Select Growth Fund	$–	$(1,097,763,060)	$61,598,031	$(1,036,165,029)
Pin Oak Equity Fund	–	(108,039,533)	10,049,219	(97,990,314)
Rock Oak Core Growth Fund	–	(17,587)	1,537,945	1,520,358
River Oak Discovery Fund	–	(16,274)	1,502,519	1,486,245
Red Oak Technology Select Fund	–	(38,829,918)	12,703,020	(26,126,898)
Black Oak Emerging Technology Fund	–	(4,525,852)	549,777	(3,976,075)
Live Oak Health Sciences Fund	326,455	755,283	5,183,945	6,265,683

For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains.

At October 31, 2011, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expiring October 31,	White Oak Select Growth Fund	Pin Oak Equity Fund	Rock Oak Core Growth Fund	River Oak Discovery Fund	Red Oak Technology Select Fund	Black Oak Emerging Technology Fund	Live Oak Health Sciences Fund
2012	$744,256,673	$90,283,407	$–	$–	$34,232,859	$–	$–
2013	321,944,019	17,756,126	–	–	–	–	–
2014	–	–	–	–	–	–	–
2015	–	–	–	–	–	–	–
2016	22,546,570	–	–	–	–	–	–
2017	9,015,798	–	17,587	–	4,597,059	4,525,852	–
2018	–	–	–	–	–	–	–
2019	–	–	–	16,274	–	–	–
Total	$1,097,763,060	$108,039,533	$17,587	$16,274	$38,829,918	$4,525,852	$–

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized in tax years beginning after December 22, 2010 may be carried forward indefinitely, and the character of the losses is retained as short-term and/or long–term. Under the law in effect prior to the Act, net capital losses were carried forward for eight years and treated as short-term. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

Annual Report | October 31, 2011	65

Notes to Financial Statements

As of October 31, 2011

At October 31, 2011, the total cost of securities for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation for securities held by the Funds is as follows:

	Federal Tax Cost	Aggregate Gross Appreciation	Aggregate Gross Depreciation	Net

White Oak Select Growth Fund	$180,222,935	$81,564,898	$(19,966,867)	$61,598,031
Pin Oak Equity Fund	54,174,642	13,254,805	(3,205,586)	10,049,219
Rock Oak Core Growth Fund	5,376,705	1,754,870	(216,925)	1,537,945
River Oak Discovery Fund	11,173,045	1,892,292	(389,773)	1,502,519
Red Oak Technology Select Fund	59,737,577	18,758,291	(6,055,271)	12,703,020
Black Oak Emerging Technology Fund	28,506,375	3,892,173	(3,342,396)	549,777
Live Oak Health Sciences Fund	23,817,056	6,680,618	(1,496,673)	5,183,945

Management evaluates the Funds’ tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the period, the Funds did not incur any interest or penalties.

Management has analyzed the Funds’ tax position taken on federal income tax returns for all open tax years (current and prior three tax years) and has concluded that as of and for the year ended October 31, 2011, no provision for income tax would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

9. CONCENTRATION OF CREDIT RISK AND OWNERSHIP:

The Red Oak Technology Select Fund and the Black Oak Emerging Technology Fund invest a substantial portion of their assets in securities in the technology industry. The Live Oak Health Sciences Fund invests a substantial portion of its assets in securities in the health care, medicine and life sciences industries. Therefore, each of these Funds may be more affected by economic developments in those industries than a general equity fund would be.

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however based on experience, the risk of loss from such claims is considered remote.

From time to time, the Funds may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

As of October 31, 2011, the James D. Oelschlager Trust owned 35% of the River Oak Discovery Fund.

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Notes to Financial Statements

As of October 31, 2011

10. NEW ACCOUNTING PRONOUNCEMENTS:

In May 2011, the FASB issued ASU No. 2011–04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and International Financial Reporting Standards (“IFRSs”).” ASU No.2011–04 amends FASB ASC Topic 820, “Fair Value Measurements and Disclosures”, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs.

ASU 2011–04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurements to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011–04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements.

ASU No. 2011–04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Funds’ financial statements.

Annual Report | October 31, 2011	67

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

Oak Associates Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Oak Associates Funds, comprising the White Oak Select Growth Fund, Pin Oak Equity Fund, Rock Oak Core Growth Fund, River Oak Discovery Fund, Red Oak Technology Select Fund, Black Oak Emerging Technology Fund, and Live Oak Health Sciences Fund (the “Funds”) as of October 31, 2011, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years indicated prior to October 31, 2010, were audited by another independent registered public accounting firm, who expressed unqualified opinions on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2011 by correspondence with the custodian and brokers or by other appropriate auditing procedures where the replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oak Associates Funds, as of October 31, 2011, the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio

December 21, 2011

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Additional Information

As of October 31, 2011 (Unaudited)

SHAREHOLDER TAX INFORMATION (UNAUDITED)

For shareholders that do not have an October 31, 2011 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2011 tax year end, please consult your tax advisor as to the pertinence of this notice. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2011.

For the fiscal year ended October 31, 2011, each fund is designating the following items with regard to distributions paid during the year.

During the year ended October 31, 2011, 52.99% and 78.92% of the dividends paid by the Pin Oak Equity and the Live Oak Health Sciences Funds respectively from ordinary income qualify for the corporate dividend received deduction.

Also during the year ended October 31, 2011, 53.00% and 100.00% of the dividends paid by the Pin Oak Equity and Live Oak Health Sciences Funds respectively from ordinary income met the requirements of the tax rules regarding qualified dividend income.

During the year ended October 31, 2011, River Oak Discovery Fund distributed $130,972 from Long- Term Capital Gains.

During the year ended October 31, 2011, Live Oak Health Sciences Fund distributed $409,233 from Short-Term Capital Gains, and $503,243 from Long-Term Capital Gains.

Annual Report | October 31, 2011	69

Additional Information

As of October 31, 2011 (Unaudited)

TRUSTEES OF THE TRUST

Name & Age(1)	Position Held with Trust	Length of Time Served (Yrs.)(2)	Number of Portfolios in Fund Complex Overseen by Board Member(3)	Principal Occupation(s) During Past Five Years	Other Directorships Held by Board Member(4)
J. John Canon (76)	Trustee	10	7	President and Chairman of the Board, Synergistic Partners, Inc. 1975-1999	Trustee of Proconex
Thomas E. Gretter, MD (76)	Trustee	9	7	Physician, Cleveland Clinic (Health Care) since 1966	None
James D. Oelschlager(5) (69)	Trustee, Chairman	10	7	Managing Member, President CIO and Founder of Oak Associates, ltd. since 1985	None
John G. Stimpson(5) (69)	Trustee	10	7	Director of International Equity Sales and Equity Sales Manager, Salomon Brothers (New York) from 1985 -1993	Board of Directors, Morgan Stanley Trust Company from 1988-1993
Pauline F. Ramig (71)	Trustee	3	7	Financial Planning Practioner, Ramig Financial Planning since 1991	Trustee of Opera Cleveland
Robert P. Stephans (68)	Trustee	3	7	CPA for Stephans, Kun & Co., Certified Public Accountants since 1980	None
Michael R. Shade (63)	Trustee	3	7	Attorney at Law; Partner, Shade & Shade since December, 1979	None

[1]

Each Trustee may be contacted in writing to the Trustee c/o Oak Associates Funds, 3875 Embassy Parkway, Suite 250, Akron, OH 44333. Each Officer may be contacted in writing to the Officer c/o ALPS Fund Services, Inc., 1290 Broadway Suite 1100, Denver, CO 80203.

[2]

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his successor, or until he sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

[3]

The “Oak Associates Funds Complex” consists of all registered investment companies for which Oak Associates, ltd. serves as investment adviser. As of October 31, 2010, the Oak Associates Funds Complex consisted of 7 Funds.

[4]

Directorships of companies are required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Investment Company Act of 1940.

[5]

Oelschlager and Stimpson are considered “interested” persons of the Trust as that term is defined in the Investment Company Act of 1940. Mr. Oelschlager is interested by virtue of his controlling ownership interest in the Adviser. Mr. Stimpson is considered interested because of his family relationship with an employee of the Adviser.

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Additional Information

As of October 31, 2011 (Unaudited)

OFFICERS OF THE TRUST

Name & Age(1)	Position Held with Trust	Length of Time Served (Yrs.)	Number of Portfolios in Fund Complex Overseen by Board Member	Principal Occupation(s) During Past Five Years	Other Directorships Held
Sandra Noll(2) (47)	Chief Compliance Officer, Vice President and Assistant Secretary	10	N/A	Director of Client Services at Oak Associates, ltd. since 1998 and Compliance Officer of Oak Associates, ltd., since 1994	N/A
Leslie Manna(2) (49)	President	10	N/A	Mutual Fund Coordinator of Oak Associates, ltd. since 1995	N/A
Patrick Buchanan(3) (39)	Treasurer and Principal Financial Officer	Since May 17, 2010	N/A	Since October 15, 2007, Senior
Fund Controller for ALPS Fund
Services, Inc.; from February 2005
to October 2007, Director of
Accounting for Madison Capital
Management LLC; from August
2003 to February, 2005, Manager
of Fund Accounting for Janus
				Capital Group	N/A
JoEllen L. Legg(3) (50)	Vice President and Assistant Secretary	Since May 17, 2010	N/A	Associate Counsel (since 2007)
and Vice President (since 2009)
for ALPS Fund Services, Inc.
Senior Counsel – Law (Corporate
& Securities) at Adelphia
Communications Corporation
(cable communication company)
from 2005 to 2007. Associate at
Patton Boggs LLP (law firm) from
2004 to 2005. Associate at Fried,
Frank, Harris, Shriver & Jacobson
				(law firm) from 1998 to 2004.	N/A

[1]	Each Officer may be contacted in writing to the Officer c/o ALPS Fund Services, Inc., 1290 Broadway Suite 1100, Denver, CO 80203.
[2]	Noll and Manna are considered to be “affiliates” of the Adviser by virtue of their employment by the Adviser.
[3]	The officers of the Trust also serve as officers to one or more mutual funds for which ALPS Fund Services, Inc. or its affiliates act as investment manager, administrator, or distributor.

For more information regarding the Trustees, please refer to the Statement of Additional Information, which is available upon request by calling 1-888-462-5386.

Annual Report | October 31, 2011	71

By Mail

Oak Associates Funds

P.O. Box 8233

Denver, CO 80201-8233

By Telephone 1-888-462-5386 Monday through Friday, 8:30 a.m. to 8:00 p.m. ET

On The Web www.oakfunds.com

Click on the My Oak Account section to take advantage of these features:

 •    Trade Online

 •    Access and Update Account Information

 •    Go Paperless with eDelivery

 •    View and download account history

 •    Establish a systematic investment plan

The Trust files its complete schedule of portfolio holdings of each Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Trust’s Forms N-Q is available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-888-462-5386; and (ii) on the Commission’s website at http://www.sec.gov.

This report has been prepared for Oak Associates Funds Shareholders and may be distributed to others only if preceded or accompanied by a prospectus.

Oak Associates Funds are distributed by ALPS Distributors, Inc.

Item 2. Code of Ethics.

(a)

The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the Registrant.

(b)	Not applicable to Registrant.

(c)	During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(d)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

(e)	Not applicable to Registrant.

(f)	The Registrant’s Code of Ethics is attached as Exhibit 2(f).

Item 3. Audit Committee Financial Expert.

The Registrant’s board of trustees has determined that the Registrant has at least one financial expert serving on the audit committee. The audit committee financial expert serving on the audit committee is Robert Stephans and is independent as defined in Form N-CSR Item 3(a)(2). Mr. Stephans has served as a Certified Public Accountant for Stephans, Kun & Co. since 1980.

Item 4. Principal Accountant Fees and Services.

The principal accountant fees for the fiscal years ended October 31, 2011 and 2010 were collected by Cohen Fund Audit Services, Ltd. The Trust aggregate fees for services rendered to the Trust for the last two fiscal years are as follows:

(a)

Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by the applicable principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for fiscal years 2011 and 2010 were $77,000 and $77,000, respectively.

(b)

Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by the applicable principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item for fiscal years 2011 and 2010 were $0 and $0, respectively.

(c)

Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by the applicable principal accountant for tax compliance, tax advice and tax planning for fiscal years 2011 and 2010 were $14,000 and $14,000, respectively.

(d)

All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by the applicable principal accountant, other than the services reported in paragraphs (a) through (c) of this Item, for fiscal years 2011 and 2010 were $0 and $0, respectively.

(e)(1)	Not Applicable.

(e)(2)	No services described in paragraphs (b) through (d) of this Item were approved by the Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable to Registrant.

(g)	The aggregate non-audit fees and services billed by the applicable principal account for fiscal years 2011 and 2010 were $0 and $0, respectively.

(h)

During the past fiscal year, the registrant’s principal accountant did not report to the registrant’s audit committee the existence of any non-audit services that were provided to either the registrant’s investment adviser or to any entity controlling, controlled by, or under common control with the registrant’s investment adviser that provided ongoing services to the registrant.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6. Schedule of Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment                Companies.

Not applicable to open-end management investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated             Purchasers.

Not applicable to open-end management investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics attached hereto as Exhibit 2(f).

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(a)(3) None.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OAK ASSOCIATES FUNDS

By	/s/ Leslie Manna
Leslie Manna
President

Date:	January 9, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Leslie Manna
Leslie Manna
President and Principal Executive Officer

Date:	January 9, 2012

By	/s/ Patrick Buchanan
Patrick Buchanan
Treasurer and Principal Financial Officer

Date:	January 9, 2012